UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-54
                                   -----------


                           AXP INVESTMENT SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
  Diversified
      Equity
        Income
               Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                                          3

Questions & Answers
   with Portfolio Management                                           4

The Fund's Long-term Performance                                       8

Investments in Securities                                              9

Financial Statements (Portfolio)                                      12

Notes to Financial Statements (Portfolio)                             15

Independent Auditors' Report (Portfolio)                              19

Financial Statements (Fund)                                           20

Notes to Financial Statements (Fund)                                  23

Independent Auditors' Report (Fund)                                   31

Federal Income Tax Information                                        32

Board Members and Officers                                            34

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Warren Spitz
Since                                                             11/00
Years in industry                                                    19

FUND OBJECTIVE

For investors primarily seeking a high level of current income and, secondarily, steady growth of capital.

Inception dates
A: 10/15/90     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INDZX        B: IDEBX        C: ADECX        Y: IDQYX

Total net assets                                         $2.239 billion

Number of holdings                                                  107

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
  X                        LARGE
  X                        MEDIUM  SIZE
  X                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Industrials 26.8%
Financials 25.0%
Energy 12.5%
Consumer discretionary 8.4%
Telecommunications 8.3%
Materials 5.4%
Short-term securities 4.3%
Health Care 4.2%
Consumer staples 2.2%
Technology 2.2%
Utilities 0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Caterpillar (Machinery)                                               3.1%
PacifiCare Health Systems (Health care services)                      2.9
Citigroup (Finance companies)                                         2.4
Ingersoll-Rand Cl A (Machinery)                                       2.1
Burlington Northern Santa Fe
(Industrial transportation)                                           1.9
Travelers Property Casualty Cl A (Insurance)                          1.8
XL Capital Cl A (Insurance)                                           1.8
Intl Paper (Paper & packaging)                                        1.8
Royal Caribbean Cruises
(Leisure time & entertainment)                                        1.7
Crescent Real Estate Equities
(Real estate investment trust)                                        1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Warren Spitz, AXP Diversified Equity Income Fund's portfolio manager, details the Fund's positioning and results for fiscal year 2003. November 2003 marks his third year of managing the Fund.

Q: How did AXP Diversified Equity Income Fund perform for the 12 months ended Sept. 30, 2003?

A: AXP Diversified Equity Income Fund's Class A shares rose 32.17%, excluding sales charge, for the one-year period ended Sept. 30, 2003. The Fund significantly outperformed its benchmark, the unmanaged Russell 1000(R) Value Index, which advanced 24.37% for the period.

     This past fiscal year our results also outpaced 95% of the Fund's peers as represented by the Lipper Equity Income Funds Index, which returned 20.48% for the 12 months ended Sept. 30, 2003. Expressed another way, AXP Diversified Equity Income Fund's one-year total return (Class A shares excluding sales charge) ranked in the top 5% of the Lipper Equity Income Funds category as of Sept. 30, 2003.* The Fund's average annual total return ranked in the top 25% and 55% of its peer group, respectively, for the 5- and 10-year periods ended Sept. 30, 2003.

* The Fund ranked 8th of 198 funds, 35th of 139 funds and 29th of 52 funds in the Lipper Equity Income Funds category for the 1-, 5- and 10-year periods ended Sept. 30, 2003. The Fund's Class A average annual return, excluding sales charge, was 4.55% and 8.10% for the 5- and 10-year periods ended Sept. 30, 2003. The Lipper Equity Income Fund Index's average annual return was 2.31% and 8.01% for the 5- and 10-year periods ended Sept. 30, 2003.

(bar chart)
                         PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2003

35%           (bar 1)
              +32.17%
28%                                 (bar 2)
                                    +24.37%            (bar 3)
21%                                                    +20.48%

14%

 7%

 0%

(bar 1) AXP Diversfied Equity Income Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3)  Lipper Equity Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Strong stock selection helped the Fund outperform in many sectors this past fiscal year.(end callout quote)

Q:   How did the Fund's positioning affect its performance?

A: Strong stock selection helped the Fund outperform in many sectors this past fiscal year. Positioning in the transportation sector was a particularly significant factor due to a tactical purchase of airline stocks in March and April of 2003. At that time, we believed the stage was set for a turnaround in the airline industry, given lower energy prices and an improved travel outlook. When AMR, the parent of American Airlines, resolved its labor dispute and avoided bankruptcy this past spring, we viewed that as the start of an airline industry recovery. We added to our existing position in AMR and initiated positions in Delta, Continental and Northwest Airlines. Although the positions were small, the magnitude of the airline sector's gains provided a significant positive return for the Fund.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                                Class A                   Class B                  Class C                     Class Y
(Inception dates)             (10/15/90)                 (3/20/95)                (6/26/00)                   (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  +32.17%      +24.57%       +31.10%      +27.10%      +30.96%      +30.96%      +32.39%     +32.39%
5 years                  +4.55%       +3.32%        +3.76%       +3.60%         N/A          N/A        +4.71%      +4.71%
10 years                 +8.10%       +7.46%         N/A           N/A          N/A          N/A          N/A         N/A
Since inception           N/A           N/A         +8.16%       +8.16%       +0.61%       +0.61%       +9.14%      +9.14%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Questions & Answers

     For some time, the portfolio has been strategically positioned in industrial stocks because we believe the market is in the process of a transition from the leadership of consumer non-durable companies in the `80s and `90s toward a period when industrial stocks will outperform. This strategy was rewarded as the industrial sub-categories of producer durables and materials and processing were strong performers, particularly in the latter part of the year. Heavy machinery companies Caterpillar and Ingersoll-Rand were two of the Fund's leading contributors. Both reported good second quarter numbers despite a difficult environment, leading investors to conclude that they should do very well with the tailwind of an improving economy.

     In the consumer discretionary sector, stock selection also had a positive effect on the Fund's results. The performance of many consumer stocks surprised investors as the sector benefited from unexpected economic strength and resilient consumer spending. Within the portfolio, appliance maker Whirlpool and cruise line Royal Caribbean were meaningful contributors.

     Exposure to small- and mid-cap stocks also contributed to the Fund's results, as these stocks outperformed their large-cap peers during much of the period.

     Among the few detractors from performance during the year were the Fund's lower than index positioning in technology and financial stocks. The technology sector led the market's return throughout the recent rebound, while financials turned in a solid performance.

Q:   What changes did you make to the portfolio?

A: We made several strategic purchases and sales of individual stocks. In the first half of the year, we bought Household International because we saw it as an undervalued consumer credit provider. Just two weeks later, HSBC, a Hong Kong bank with many branches in the New York area, announced it would acquire the company. Household's stock price rose and we sold our holdings at a profit. We also established a position in Metropolitan Life and later sold it at a profit.

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6   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Questions & Answers

     We reduced the energy weighting in late 2002 and again in the second quarter of 2003. We were not negative on these positions, but at the time we saw better opportunities in other areas. We continued to avoid most utility companies because we see the possibility of reduced dividends and earnings. We also limited our technology holdings because few of these stocks have adequate dividend yields.

     During the period, we took profits in some financials stocks and several of our airline positions that have performed very well.

     At the end of the fiscal year we began adding to telecommunications services and also started to rebuild our energy position. Telecommunications services companies have faced a difficult business environment; however, they generate high free cash flow and have high yields. Though these stocks have lagged the major market advance, we believe they will eventually catch up.

     We added to the Fund's energy position, because we think higher energy prices are a long-term trend resulting from the difficulty of replacing energy reserves across the globe. Although the energy sector hasn't performed particularly well over the past year, we believe these companies will benefit from higher energy prices.

Q:   How are you positioning the Fund for the coming months?

A: Positives for the U.S. equity market include the highly accommodative fiscal and monetary policies that remain in effect, as well as the 2003 tax law changes. Given the current growth outlook for the U.S. economy, we believe the reduction in federal dividend tax rates enacted this past summer will lead more investors to favor dividend-paying stocks over fixed income securities. While we believe the economy will still be strong next year, if the stock market continues to advance, we may position the portfolio more conservatively for 2004.

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7   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Diversified Equity Income Fund Class A shares (from 10/1/93 to 9/30/03) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP DIVERSFIED EQUITY INCOME FUND

$30,000
                (dotted line) Russell 1000(R) Value Index(1)
$20,000         (dashed line) Lipper Equity Income Funds Index(2)
                (solid line) AXP Diversfied Equity Income Fund Class A
$10,000

        '93   '94    '95    '96   '97    '98   '99    '00    '01   '02   '03

(solid line) AXP Diversfied Equity Income Fund Class A $20,537
(dotted line) Russell 1000(R) Value Index(1) $26,825
(dashed line) Lipper Equity Income Funds Index(2) $21,617

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Sept. 30, 2003

1 year                                                                24.57%
5 years                                                                3.32%
10 years                                                               7.46%

            Results for other share classes can be found on page 5.

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8   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Investments in Securities

Equity Income Portfolio
Sept. 30, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.0%)
Issuer                                        Shares                 Value(a)

Aerospace & defense (3.8%)
Goodrich                                    1,362,850             $33,035,484
Honeywell Intl                              1,025,000              27,008,750
Rockwell Automation                           510,000              13,387,500
United Technologies                           145,000              11,205,600
Total                                                              84,637,334

Airlines (2.7%)
AMR                                         2,255,300(b)           25,823,185
Continental Airlines Cl B                   1,051,800(b)           17,438,844
Delta Air Lines                               610,600               8,120,980
Northwest Airlines Cl A                       824,200(b)            7,994,740
Total                                                              59,377,749

Automotive & related (2.1%)
Eaton                                         224,000              19,850,880
General Motors                                680,000              27,832,400
Total                                                              47,683,280

Banks and savings & loans (2.8%)
Bank of America                               208,100              16,240,124
FleetBoston Financial                         565,000              17,034,750
Washington Mutual                             767,200              30,204,664
Total                                                              63,479,538

Beverages & tobacco (0.4%)
Altria Group                                  210,000               9,198,000

Broker dealers (3.2%)
J.P. Morgan Chase                             321,700              11,043,961
Lehman Brothers Holdings                      140,500               9,705,740
Merrill Lynch & Co                            453,900              24,297,267
Morgan Stanley                                518,800              26,178,648
Total                                                              71,225,616

Building materials & construction (0.7%)
Fluor                                         396,000              14,782,680

Cellular telecommunications (0.5%)
Vodafone Group ADR                            555,000(c)           11,238,750

Chemicals (1.4%)
Dow Chemical                                  855,000              27,821,700
Imperial Chemical Inds ADR                    381,100(c)            4,249,265
Total                                                              32,070,965

Computer hardware (0.7%)
Hewlett-Packard                               856,500              16,581,840

Computer software & services (1.0%)
Electronic Data Systems                     1,105,000              22,321,000

Energy (9.0%)
BP ADR                                        681,400(c)           28,686,940
Burlington Resources                           96,650               4,658,530
ChevronTexaco                                 523,400              37,396,930
ConocoPhillips                                476,000              26,061,000
Kerr-McGee                                    693,000              30,935,520
Marathon Oil                                1,121,600              31,965,600
Petroleo Brasileiro ADR                       965,200(c)           22,132,036
Unocal                                        653,400              20,595,168
Total                                                             202,431,724

Energy equipment & services (3.8%)
Baker Hughes                                  392,500              11,614,075
Halliburton                                   721,400              17,493,950
McDermott Intl                              2,475,000(b)           14,132,250
Schlumberger                                  327,000              15,826,800
Tidewater                                     955,000              27,026,500
Total                                                              86,093,575

Engineering & construction (1.4%)
Hanson ADR                                    955,300(c)           30,550,494

Finance companies (2.5%)
Citigroup                                   1,230,000              55,977,300

Financial services (1.6%)
Capital One Financial                         340,200              19,405,008
MBNA                                          713,000              16,256,400
Total                                                              35,661,408

Food (0.5%)
Archer-Daniels-Midland                        930,350              12,196,889

See accompanying notes to investments in securities.

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9   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                 Value(a)

Furniture & appliances (2.1%)
Stanley Works                                 375,000             $11,070,000
Whirlpool                                     529,600              35,890,992
Total                                                              46,960,992

Health care products (0.5%)
Schering-Plough                               683,100              10,410,444

Health care services (3.6%)
PacifiCare Health Systems                   1,382,550(b)           67,468,440
Tenet Healthcare                              870,000(b)           12,597,600
Total                                                              80,066,040

Industrial transportation (2.0%)
Burlington Northern Santa Fe                1,550,000              44,748,500

Insurance (12.7%)
ACE                                         1,005,000(c)           33,245,400
Hartford Financial
  Services Group                              217,200              11,431,236
Jefferson-Pilot                               460,300              20,428,114
Lincoln Natl                                  460,300              16,285,414
Loews                                         653,000              26,361,610
SAFECO                                        866,700              30,559,842
St. Paul Companies                          1,002,900              37,137,387
Torchmark                                     455,000              18,491,200
Travelers Property
  Casualty Cl A                             2,686,941              42,668,622
UnumProvident                                 485,000               7,163,450
XL Capital Cl A                               535,900(c)           41,500,096
Total                                                             285,272,371

Leisure time & entertainment (1.8%)
Royal Caribbean Cruises                     1,400,000              39,354,000

Machinery (7.6%)
Caterpillar                                 1,035,000              71,249,400
Ingersoll-Rand Cl A                           886,000(c)           47,347,840
Parker-Hannifin                               611,500              27,334,050
Tomkins ADR                                 1,386,000(c)           23,201,640
Total                                                             169,132,930

Media (1.1%)
Donnelley (RR) & Sons                         962,600              23,939,862

Metals (1.0%)
Alcoa                                         850,700              22,254,312

Multi-industry (9.2%)
Cooper Inds Cl A                              295,000              14,168,850
Crane                                         825,000              19,313,250
Diebold                                       355,000              17,980,750
Dover                                         386,100              13,656,357
Martin Marietta Materials                     267,300               9,743,085
Monsanto                                      953,200              22,819,608
Pentair                                       400,700              15,975,909
Pitney Bowes                                  480,000              18,393,600
Textron                                       905,000              35,702,250
YORK Intl                                   1,102,500              38,135,475
Total                                                             205,889,134

Paper & packaging (2.5%)
Abitibi-Consolidated                        2,079,000(c)           14,553,000
Intl Paper                                  1,055,000              41,166,100
Total                                                              55,719,100

Real estate investment trust (2.3%)
Crescent Real Estate Equities               2,648,200              38,398,900
Starwood Hotels
  & Resorts Worldwide                         376,200              13,091,760
Total                                                              51,490,660

Retail -- general (1.6%)
Limited Brands                              1,385,000              20,885,800
Penney (JC)                                   696,400              14,882,068
Total                                                              35,767,868

Retail -- grocery (1.3%)
SUPERVALU                                   1,262,200              30,116,092

Telecom equipment & services (1.1%)
Motorola                                      915,000              10,952,550
Nokia ADR                                     857,000(c)           13,369,200
Total                                                              24,321,750

Utilities -- natural gas (0.5%)
El Paso                                     1,490,000              10,877,000

Utilities -- telephone (7.0%)
AT&T                                        1,398,800              30,144,140
BellSouth                                   1,603,800              37,977,984
SBC Communications                          1,340,600              29,828,350
Sprint (FON Group)                          1,665,000              25,141,500
Verizon Communications                      1,005,000              32,602,200
Total                                                             155,694,174

Total common stocks
(Cost: $2,048,253,611)                                         $2,147,523,371

See accompanying notes to investments in securities.

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10   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Preferred stocks (2.5%)
Issuer                                        Shares                 Value(a)

Baxter Intl
   7.00% Cv                                   128,600              $6,770,790
CNF Trust I
   5.00% Cm Cv Series A                       500,000              24,597,500
UnumProvident
   8.25% Cv                                   400,000              12,972,400
Xerox
   6.25% Cv                                    40,150               4,108,951
   7.50% Cv                                   130,700(d)            8,446,488

Total preferred stocks
(Cost: $51,447,874)                                               $56,896,129

Bond (0.2%)
Issuer                  Coupon               Principal              Value(a)
                         rate                 amount
Calpine
  Sr Nts
   02-15-11              8.50%             $6,000,000              $4,230,000

Total bond
(Cost: $4,957,003)                                                 $4,230,000

Short-term securities (4.4%)
Issuer                Annualized              Amount                Value(a)
                     yield on date          payable at
                      of purchase            maturity

U.S. government agencies (4.3%)
Federal Home Loan Mtge Corp Disc Nts
   12-04-03              1.06%            $15,000,000             $14,972,265
   12-11-03              1.06              10,000,000               9,979,490
   12-15-03              1.05              27,800,000              27,739,757
Federal Natl Mtge Assn Disc Nts
   10-08-03              0.99               8,300,000               8,298,194
   10-22-03              1.00               6,300,000               6,296,192
   10-29-03              0.99               4,400,000               4,396,622
   11-05-03              1.06               5,400,000               5,394,764
   11-19-03              1.07              15,000,000              14,979,799
   11-26-03              1.06               5,200,000               5,191,856
Total                                                              97,248,939

Commercial paper (0.1%)
Northern Rock
   11-17-03              1.06               1,800,000(e)            1,797,456

Total short-term securities
(Cost: $99,043,079)                                               $99,046,395

Total investments in securities
(Cost: $2,203,701,567)(f)                                      $2,307,695,895

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 12.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $2,232,791,527 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 218,556,094
     Unrealized depreciation                                     (143,651,726)
                                                                 ------------
     Net unrealized appreciation                                $  74,904,368
                                                                -------------

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11   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,203,701,567)                         $2,307,695,895
Dividends and accrued interest receivable                        3,818,709
U.S. government securities held as collateral (Note 4)           2,356,081
                                                                 ---------
Total assets                                                 2,313,870,685
                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                  336,611
Payable for investment securities purchased                      6,761,443
Payable upon return of securities loaned (Note 4)               69,000,241
Accrued investment management services fee                          30,497
Other accrued expenses                                              56,047
                                                                    ------
Total liabilities                                               76,184,839
                                                                ----------
Net assets                                                  $2,237,685,846
                                                            ==============
* Including securities on loan, at value (Note 4)           $   65,139,783
                                                            --------------

See accompanying notes to financial statements.

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12   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                   $ 58,520,927
Interest                                                                         722,617
Fee income from securities lending (Note 4)                                      185,830
   Less foreign taxes withheld                                                  (518,947)
                                                                                --------
Total income                                                                  58,910,427
                                                                              ----------
Expenses (Note 2):
Investment management services fee                                             9,509,660
Compensation of board members                                                     14,250
Custodian fees                                                                   145,574
Audit fees                                                                        27,000
Other                                                                             41,595
                                                                                  ------
Total expenses                                                                 9,738,079
   Earnings credits on cash balances (Note 2)                                     (1,213)
                                                                                  ------
Total net expenses                                                             9,736,866
                                                                               ---------
Investment income (loss) -- net                                               49,173,561
                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            (79,471,899)
   Foreign currency transactions                                                  (1,625)
                                                                                  ------
Net realized gain (loss) on investments                                      (79,473,524)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        581,518,101
                                                                             -----------
Net gain (loss) on investments and foreign currencies                        502,044,577
                                                                             -----------
Net increase (decrease) in net assets resulting from operations             $551,218,138
                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                            2003                     2002
Operations
Investment income (loss) -- net                                           $   49,173,561            $   47,068,384
Net realized gain (loss) on investments                                      (79,473,524)             (122,394,934)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        581,518,101              (336,112,184)
                                                                             -----------              ------------
Net increase (decrease) in net assets resulting from operations              551,218,138              (411,438,734)
                                                                             -----------              ------------
Proceeds from contributions                                                   82,160,645               244,557,943
Fair value of withdrawals                                                   (206,307,331)              (97,243,156)
                                                                            ------------               -----------
Net contributions (withdrawals) from partners                               (124,146,686)              147,314,787
                                                                            ------------               -----------
Total increase (decrease) in net assets                                      427,071,452              (264,123,947)
Net assets at beginning of year                                            1,810,614,394             2,074,738,341
                                                                           -------------             -------------
Net assets at end of year                                                 $2,237,685,846            $1,810,614,394
                                                                          ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $326,500 for the year ended Sept. 30, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2003, the Portfolio's custodian fees were reduced by $1,213 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $748,016,049 and $845,602,218, respectively, for the year ended Sept. 30, 2003. For the same period, the portfolio turnover rate was 38%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $73,410 for the year ended Sept. 30, 2003.

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $65,139,783 were on loan to brokers. For collateral, the Portfolio received $66,644,160 in cash and U.S. government securities valued at $2,356,081. Income from securities lending amounted to $185,830 for the year ended Sept. 30, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

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19   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

Sept. 30, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $2,237,582,982
Capital shares receivable                                                                                 1,212,798
                                                                                                          ---------
Total assets                                                                                          2,238,795,780
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       86,505
Accrued distribution fee                                                                                     28,514
Accrued service fee                                                                                             139
Accrued transfer agency fee                                                                                  12,002
Accrued administrative services fee                                                                           2,023
Other accrued expenses                                                                                      164,990
                                                                                                            -------
Total liabilities                                                                                           294,173
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $2,238,501,607
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,752,851
Additional paid-in capital                                                                            2,326,997,983
Undistributed net investment income                                                                       6,975,213
Accumulated net realized gain (loss) (Note 5)                                                          (202,214,008)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   103,989,568
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $2,238,501,607
                                                                                                     ==============
Net assets applicable to outstanding shares:               Class A                                   $1,539,449,841
                                                           Class B                                   $  629,369,251
                                                           Class C                                   $   19,625,721
                                                           Class Y                                   $   50,056,794
Net asset value per share of outstanding capital stock:    Class A shares     189,173,571            $         8.14
                                                           Class B shares      77,543,608            $         8.12
                                                           Class C shares       2,419,557            $         8.11
                                                           Class Y shares       6,148,334            $         8.14
                                                                                ---------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                                             $  58,518,272
Interest                                                                                                    722,742
Fee income from securities lending                                                                          185,821
   Less foreign taxes withheld                                                                             (518,923)
                                                                                                           --------
Total income                                                                                             58,907,912
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         9,736,425
Distribution fee
   Class A                                                                                                3,363,580
   Class B                                                                                                5,721,203
   Class C                                                                                                  149,926
Transfer agency fee                                                                                       4,273,821
Incremental transfer agency fee
   Class A                                                                                                  275,868
   Class B                                                                                                  234,371
   Class C                                                                                                    8,662
Service fee -- Class Y                                                                                       40,581
Administrative services fees and expenses                                                                   676,319
Compensation of board members                                                                                10,291
Printing and postage                                                                                        429,890
Registration fees                                                                                            21,921
Audit fees                                                                                                    9,000
Other                                                                                                        28,849
                                                                                                             ------
Total expenses                                                                                           24,980,707
   Earnings credits on cash balances (Note 2)                                                               (25,661)
                                                                                                            -------
Total net expenses                                                                                       24,955,046
                                                                                                         ----------
Investment income (loss) -- net                                                                          33,952,866
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (79,469,942)
   Foreign currency transactions                                                                             (1,625)
                                                                                                             ------
Net realized gain (loss) on investments                                                                 (79,471,567)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   581,492,955
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   502,021,388
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $535,974,254
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund

Year ended Sept. 30,                                                             2003                     2002
Operations and distributions
Investment income (loss) -- net                                           $   33,952,866            $   30,622,558
Net realized gain (loss) on investments                                      (79,471,567)             (122,390,231)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        581,492,955              (336,098,469)
                                                                             -----------              ------------
Net increase (decrease) in net assets resulting from operations              535,974,254              (427,866,142)
                                                                             -----------              ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                 (22,420,996)              (22,432,138)
     Class B                                                                  (5,348,267)               (4,554,855)
     Class C                                                                    (143,215)                  (80,465)
     Class Y                                                                    (764,009)                 (439,564)
   Net realized gain
     Class A                                                                          --               (87,982,304)
     Class B                                                                          --               (34,650,679)
     Class C                                                                          --                  (422,197)
     Class Y                                                                          --                (1,420,345)
                                                                             -----------              ------------
Total distributions                                                          (28,676,487)             (151,982,547)
                                                                             -----------              ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                   241,384,088               392,679,717
   Class B shares                                                            118,123,435               263,495,025
   Class C shares                                                              7,726,661                12,235,824
   Class Y shares                                                             24,648,444                20,402,671
Reinvestment of distributions at net asset value
   Class A shares                                                             21,541,631               107,051,130
   Class B shares                                                              5,238,465                38,553,851
   Class C shares                                                                140,289                   498,599
   Class Y shares                                                                423,220                 1,494,622
Payments for redemptions
   Class A shares                                                           (311,169,115)             (350,968,916)
   Class B shares (Note 2)                                                  (171,551,253)             (157,389,074)
   Class C shares (Note 2)                                                    (4,033,858)               (2,266,268)
   Class Y shares                                                            (11,439,279)              (10,212,433)
                                                                             -----------               -----------
Increase (decrease) in net assets from capital share transactions            (78,967,272)              315,574,748
                                                                             -----------               -----------
Total increase (decrease) in net assets                                      428,330,495              (264,273,941)
Net assets at beginning of year                                            1,810,171,112             2,074,445,053
                                                                           -------------             -------------
Net assets at end of year                                                 $2,238,501,607            $1,810,171,112
                                                                          ==============            ==============
Undistributed net investment income                                       $    6,975,213            $    2,934,577
                                                                          --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Diversified Equity Income Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,235,743 and accumulated net realized loss has been decreased by $1,240,391 resulting in a net reclassification adjustment to decrease paid-in capital by $4,648.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                          2003               2002

Class A
Distributions paid from:
   Ordinary income                        $22,420,996        $35,902,111
   Long-term capital gain                          --         74,512,331
Class B
Distributions paid from:
   Ordinary income                          5,348,267          9,859,825
   Long-term capital gain                          --         29,345,709
Class C
Distributions paid from:
   Ordinary income                            143,215            145,104
   Long-term capital gain                          --            357,558
Class Y
Distributions paid from:
   Ordinary income                            764,009            657,016
   Long-term capital gain                          --          1,202,893

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $   1,300,301
Accumulated long-term gain (loss)                          $(167,450,451)
Unrealized appreciation (depreciation)                     $  74,900,923

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
24   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
25   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $3,066,130 for Class A, $533,441 for Class B and $5,083 for Class C for the year ended Sept. 30, 2003.

During the year ended Sept. 30, 2003, the Fund's transfer agency fees were reduced by $25,661 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       32,342,052        16,189,777        1,054,238         3,532,733
Issued for reinvested distributions         2,907,208           715,371           19,025            56,969
Redeemed                                  (44,645,918)      (24,071,641)        (573,268)       (1,551,163)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                    (9,396,658)       (7,166,493)         499,995         2,038,539
                                           ----------        ----------          -------         ---------

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       47,816,562        32,005,511        1,490,146         2,531,471
Issued for reinvested distributions        13,030,157         4,675,924           60,901           181,609
Redeemed                                  (44,279,109)      (20,258,258)        (292,092)       (1,289,882)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                    16,567,610        16,423,177        1,258,955         1,423,198
                                           ----------        ----------        ---------         ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $167,450,451 as of Sept. 30, 2003, that will expire in 2010 through 2011, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.26       $ 8.18      $8.96   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .14          .13        .12     .13        .14
Net gains (losses) (both realized and unrealized)                           1.86        (1.45)      (.75)    .39       1.37
Total from investment operations                                            2.00        (1.32)      (.63)    .52       1.51
Less distributions:
Dividends from net investment income                                        (.12)        (.12)      (.12)   (.13)      (.13)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.12)        (.60)      (.15)   (.96)     (1.07)
Net asset value, end of period                                             $8.14       $ 6.26      $8.18   $8.96     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,539       $1,243     $1,489  $1,631     $1,985
Ratio of expenses to average daily net assets(c)                           1.04%        1.02%       .95%    .93%       .89%
Ratio of net investment income (loss) to average daily net assets          1.94%        1.55%      1.38%   1.43%      1.41%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           32.17%      (17.87%)    (7.03%)  5.66%     17.18%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.25       $ 8.17      $8.94   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .08          .06        .06     .08        .06
Net gains (losses) (both realized and unrealized)                           1.86        (1.44)      (.74)    .37       1.38
Total from investment operations                                            1.94        (1.38)      (.68)    .45       1.44
Less distributions:
Dividends from net investment income                                        (.07)        (.06)      (.06)   (.08)      (.06)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.07)        (.54)      (.09)   (.91)     (1.00)
Net asset value, end of period                                             $8.12       $ 6.25      $8.17   $8.94     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                     $629         $529       $558    $547       $633
Ratio of expenses to average daily net assets(c)                           1.81%        1.79%      1.71%   1.69%      1.66%
Ratio of net investment income (loss) to average daily net assets          1.18%         .79%       .62%    .67%       .63%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           31.10%      (18.50%)    (7.70%)  4.85%     16.30%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001   2000(b)
Net asset value, beginning of period                                       $6.25       $ 8.17      $8.94   $8.66
Income from investment operations:
Net investment income (loss)                                                 .08          .07        .06     .02
Net gains (losses) (both realized and unrealized)                           1.85        (1.45)      (.74)    .28
Total from investment operations                                            1.93        (1.38)      (.68)    .30
Less distributions:
Dividends from net investment income                                        (.07)        (.06)      (.06)   (.02)
Excess distributions from net investment income                               --           --       (.01)     --
Distributions from realized gains                                             --         (.48)      (.02)     --
Total distributions                                                         (.07)        (.54)      (.09)   (.02)
Net asset value, end of period                                             $8.11       $ 6.25      $8.17   $8.94

Ratios/supplemental data
Net assets, end of period (in millions)                                      $20          $12         $5     $--
Ratio of expenses to average daily net assets(c)                           1.83%        1.82%      1.71%   1.69%(d)
Ratio of net investment income (loss) to average daily net assets          1.15%         .83%       .73%    .45%(d)
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%
Total return(e)                                                           30.96%      (18.48%)    (7.67%)  3.47%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.26       $ 8.18      $8.96   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .15          .14        .14     .14        .15
Net gains (losses) (both realized and unrealized)                           1.86        (1.45)      (.75)    .39       1.37
Total from investment operations                                            2.01        (1.31)      (.61)    .53       1.52
Less distributions:
Dividends from net investment income                                        (.13)        (.13)      (.14)   (.14)      (.14)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.13)        (.61)      (.17)   (.97)     (1.08)
Net asset value, end of period                                             $8.14       $ 6.26      $8.18   $8.96     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                      $50          $26        $22     $21        $21
Ratio of expenses to average daily net assets(c)                            .87%         .86%       .78%    .76%       .78%
Ratio of net investment income (loss) to average daily net assets          2.11%        1.74%      1.56%   1.58%      1.58%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           32.39%      (17.75%)    (6.82%)  5.79%     17.30%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Diversified Equity Income Fund (a series of AXP Investment Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003, and the financial highlights for each of the years in the five-year period ended September 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Diversified Equity Income Fund as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
31   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Diversified Equity Income Fund
Fiscal year ended Sept. 30, 2003

Class A
Income distributions -- taxable as dividend income:

      Qualified Dividend Income for individuals (effective
      for distributions made after Jan. 1, 2003)                   100%

      Dividends Received Deduction for corporations                100%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.02675
March 21, 2003                                                  0.03388
June 20, 2003                                                   0.03614
Sept. 19, 2003                                                  0.02428
Total distributions                                            $0.12105

Class B
Income distributions -- taxable as dividend income:

      Qualified Dividend Income for individuals (effective
      for distributions made after Jan. 1, 2003)                   100%

      Dividends Received Deduction for corporations                100%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01402
March 21, 2003                                                  0.02091
June 20, 2003                                                   0.02239
Sept. 19, 2003                                                  0.00925
Total distributions                                            $0.06657

--------------------------------------------------------------------------------
32   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Class C
Income distributions -- taxable as dividend income:

      Qualified Dividend Income for individuals (effective
      for distributions made after Jan. 1, 2003)                   100%

      Dividends Received Deduction for corporations                100%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01421
March 21, 2003                                                  0.02094
June 20, 2003                                                   0.02246
Sept. 19, 2003                                                  0.01021
Total distributions                                            $0.06782

Class Y
Income distributions -- taxable as dividend income:

      Qualified Dividend Income for individuals (effective
      for distributions made after Jan. 1, 2003)                   100%

      Dividends Received Deduction for corporations                100%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.02975
March 21, 2003                                                  0.03693
June 20, 2003                                                   0.03920
Sept. 19, 2003                                                  0.02767
Total distributions                                            $0.13355

--------------------------------------------------------------------------------
33   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Arne H. Carlson                   Board member  since   Chair, Board Services
901 S. Marquette Ave.             1999                  Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
--------------------------------- --------------------- ---------------------------------- --------------------------
Philip J. Carroll, Jr.            Board member  since   Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.             2002                  Corporation (engineering and       Vulcan Materials
Minneapolis, MN 55402                                   construction) since 1998           Company, Inc.
Age 65                                                                                     (construction
                                                                                           materials/chemicals)
--------------------------------- --------------------- ---------------------------------- --------------------------
Livio D. DeSimone                 Board member  since   Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East            2001                  Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------
Heinz F. Hutter*                  Board member  since   Retired President and Chief
901 S. Marquette Ave.             1994                  Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
--------------------------------- --------------------- ---------------------------------- --------------------------
Anne P. Jones                     Board member  since   Attorney and Consultant
901 S. Marquette Ave.             1985
Minneapolis, MN 55402
Age 68
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen R. Lewis, Jr.**           Board member  since   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.             2002                  of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan G. Quasha                    Board member  since   President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.             2002                  Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
--------------------------------- --------------------- ---------------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
34   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan K. Simpson                   Board member  since   Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                1997                  Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- --------------------- ---------------------------------- --------------------------
Alison Taunton-Rigby              Board member since    President, Forester Biotech
901 S. Marquette Ave.             2002                  since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Barbara H. Fraser                 Board member since    Executive Vice President -  AEFA
1546 AXP Financial Center         2002                  Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen W. Roszell                Board member since    Senior Vice President -
50238 AXP Financial Center        2002, Vice            Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- --------------------- ---------------------------------- --------------------------
William F. Truscott               Board member  since   Senior Vice President - Chief
53600 AXP Financial Center        2001,  Vice           Investment Officer of AEFC since
Minneapolis, MN 55474             President  since      2001. Former Chief Investment
Age 42                            2002                  Officer and Managing Director,
                                                        Zurich Scudder Investments
--------------------------------- --------------------- ---------------------------------- --------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held  with    Principal occupation during past   Other directorships
                                 Fund and length of     five years
                                 service
-------------------------------- ---------------------- ---------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer since 2002   Vice President - Investment
50005 AXP Financial Center                              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Paula R. Meyer 596               President since 2002   Senior Vice President and
AXP Financial Center                                    General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Leslie L. Ogg                    Vice President,        President of Board Services
901 S. Marquette Ave.            General Counsel, and   Corporation
Minneapolis, MN 55402            Secretary  since 1978
Age 65
-------------------------------- ---------------------- ---------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
36   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
     Mid Cap
         Value
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      7

Investments in Securities                                             8

Financial Statements                                                 11

Notes to Financial Statements                                        14

Independent Auditors' Report                                         25

Federal Income Tax Information                                       26

Board Members and Officers                                           27

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Fund Snapshot
      AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Warren Spitz
Since                                                              2/02
Years in industry                                                    19

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 2/14/02      B: 2/14/02      C: 2/14/02      Y: 2/14/02

Ticker symbols

A: AMVAX        B: AMVBX        C: --           Y: --

Total net assets                                         $171.3 million

Number of holdings                                                  107

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
  X                        MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 18.9%
Industrials 17.4%
Consumer discretionary 17.2%
Energy 8.8%
Materials 8.2%
Short-term securities 7.5%
Technology 6.8%
Health Care 4.8%
Consumer staples 4.3%
Utilities 3.4%
Telecommunications 2.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

PacifiCare Health Systems (Health care services)                      3.8%
Ingersoll-Rand Cl A (Machinery)                                       2.1
ACE (Insurance)                                                       2.0
Crescent Real Estate Equities
(Real estate investment trust)                                        1.9
Phelps Dodge (Metals)                                                 1.8
Capital One Financial (Financial services)                            1.7
Transocean (Energy equipment & services)                              1.7
AMR (Airlines)                                                        1.6
Tyson Foods Cl A (Food)                                               1.5
Pioneer Natural Resources (Energy)                                    1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers

                           WITH PORTFOLIO MANAGEMENT

Below, Warren Spitz, AXP Mid Cap Value Fund's portfolio manager, details the Fund's positioning and results for fiscal year 2003. He has managed the Fund since its inception.

Q:   How did AXP Mid Cap Value Fund  perform for the 12 months  ended Sept.  30,
     2003?

A: Capitalizing on the long-awaited rebound in the equity markets, AXP Mid Cap Value Fund's Class A shares (excluding sales charge) advanced 31.11% for the period. The Fund outperformed its benchmark, the Russell Midcap(R) Value Index, which returned 28.30% and its peer group, the Lipper Mid-Cap Value Funds Index, which rose 29.17%.

Q:   How did the Fund's positioning affect its performance?

A: Strong stock selection helped the Fund outperform in many sectors this past fiscal year. Positioning in the transportation sector was a particularly significant factor due to a tactical purchase of airline stocks in March and April of 2003. At that time, we believed the stage was set for a turnaround in the airline industry, given lower energy prices and an improved travel outlook. When AMR, the parent of American Airlines, resolved its labor dispute and avoided bankruptcy this past spring, we viewed that as the start of an airline industry recovery. We added to our existing position in AMR and initiated positions in Delta, Continental and Northwest Airlines. Although the positions were small, the magnitude of the airline sector's gains provided a significant positive return for the Fund.

     For some time, the portfolio has been strategically overweight in industrial stocks. This positioning was rewarded, particularly in the latter part of the year. Heavy machinery company Ingersoll-Rand was one of the Fund's leading contributors. Ingersoll-Rand reported

                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2003

35%      (bar 1)
         +31.11%           (bar 2)          (bar 3)
30%                        +28.30%          +29.17%

25%

20%

15%

10%

 5%

 0%

(bar 1)  AXP Mid Cap Value Fund Class A (excluding sales charge)
(bar 2)  Russell Midcap(R) Value Index(unmanaged)
(bar 3)  Lipper Mid-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Strong stock selection in a number of different sectors contributed to the Fund's outperformance.(end callout quote)

     good second quarter earnings results despite a difficult environment, leading investors to conclude that the company should do very well with the tailwind of an improving economy.

     Stock selection in the consumer discretionary sector also had a positive effect on the Fund's results. The performance of many consumer stocks surprised investors as the sector benefited from unexpected economic strength and resilient consumer spending. Within the portfolio, toy company Hasbro, appliance maker Whirlpool and cruise line Royal Caribbean were meaningful contributors.

     In the financial services sector, stock selection was strong, led by Countrywide Financial, a mortgage lender and servicer, Capital One, a credit card company, and Bear Sterns, an investment firm.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                           Class A                Class B                      Class C                    Class Y
(Inception dates)         (2/14/02)              (2/14/02)                    (2/14/02)                  (2/14/02)
                     NAV(1)     POP(2)      NAV(1)    After CDSC(3)     NAV(1)    After CDSC(4)      NAV(5)     POP(5)
1 year              +31.11%    +23.57%     +29.95%      +25.95%        +30.25%       +30.25%        +31.57%    +31.57%
Since inception      +1.89%     -1.75%      +1.02%       -1.44%         +1.17%        +1.17%         +2.11%     +2.11%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     On an absolute basis, the portfolio's technology holdings provided exceptional returns; however, our holdings underperformed the Fund's benchmark due to our bias toward higher quality companies. During this period, lower quality technology companies were the stronger performers.

     Stock selection in energy was also a modest detractor from results. Two of our energy holdings, Amerada Hess and Unocal, have had particular difficulty replacing reserves. This is a widespread problem that could ultimately be a positive for the industry due to the effect on prices. However, investors are concerned about companies that are having the most difficulty, due to the potential negative effect on near-term earnings.

Q:   What changes did you make to the portfolio?

A: Late in 2002, we reduced the Fund's already lower-than-index position in the utilities sector because we anticipated the possibility of lower dividends and earnings. We reduced our energy weighting in late 2002 and again in the second quarter of 2003. We were not negative on these positions, but saw better opportunities in other areas.

     During the period, the Fund took profits in some financial stocks and several of our airline positions that have performed very well.

     At the end of the fiscal year we added to the Fund's energy position because we think the difficulty of replacing global energy reserves supports a long-term trend toward higher energy prices. Although the energy sector hasn't performed particularly well over the past year, we believe these companies will benefit from higher energy prices.

     We also added modestly to telecommunications services companies. Though these stocks have lagged the major market advance, we believe they will eventually catch up.

Q:   How are you positioning the Fund for the coming months?

A: Positives for the U.S. equity market include expansionary fiscal and monetary policies that remain in effect. While we believe the economy will still be strong next year, if the stock market continues to advance, we may position the portfolio more conservatively for 2004.

--------------------------------------------------------------------------------
6   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Mid Cap Value Fund Class A shares (from 3/1/02 to 9/30/03) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP MID CAP VALUE FUND

$12,000
                (dotted line) Russell Midcap(R) Value Index(1)
$10,000         (dashed line) Lipper Mid-Cap Value Funds Index(2)
 $9,425         (solid line) AXP Mid Cap Value Fund Class A

 $8,000

 $4,000
         3/1/02   3/02    6/02    9/02    12/02   3/03    6/03    9/03

(solid line) AXP Mid Cap Value Fund Class A $9,715
(dotted line) Russell Midcap(R) Value Index(1) $10,548
(dashed line) Lipper Mid-Cap Value Funds Index(2) $10,346

(1) Russell Midcap(R) Value Index, an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

(2) Lipper Mid-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                     Class A with Sales Charge as of Sept. 30, 2003

1 year                                                               +23.57%
Since inception (2/14/02)                                             -1.75%

                  Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Mid Cap Value Fund

Sept. 30, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.1%)
Issuer                                        Shares                  Value(a)

Aerospace & defense (2.7%)
Goodrich                                     111,100               $2,693,064
Rockwell Automation                           75,800                1,989,750
Total                                                               4,682,814

Airlines (4.4%)
AMR                                          260,600(b)             2,983,870
Continental Airlines Cl B                    150,700(b)             2,498,606
Delta Air Lines                               73,200                  973,560
Northwest Airlines Cl A                      114,100(b)             1,106,770
Total                                                               7,562,806

Automotive & related (2.7%)
Delphi                                       127,400                1,152,970
Eaton                                         13,300                1,178,646
Johnson Controls                              12,300                1,163,580
Lear                                          20,110(b)             1,058,590
Total                                                               4,553,786

Banks and savings & loans (1.0%)
Hibernia Cl A                                 81,300                1,647,138

Beverages & tobacco (0.9%)
RJ Reynolds Tobacco Holdings                  38,300                1,514,382

Broker dealers (1.4%)
Bear Stearns Companies                        32,750                2,449,700

Building materials & construction (1.8%)
American Standard                             21,000(b)             1,769,250
Temple-Inland                                 25,900                1,257,445
Total                                                               3,026,695

Chemicals (4.1%)
Agrium                                        87,600(c)             1,100,256
Eastman Chemical                              62,000                2,077,000
Great Lakes Chemical                          56,900                1,144,259
IMC Global                                   106,700                  683,947
Imperial Chemical Inds ADR                    36,800(c)               410,320
PPG Inds                                      30,150                1,574,433
Total                                                               6,990,215

Computer software & services (3.1%)
BMC Software                                 133,600(b)             1,861,048
Computer Sciences                             42,200(b)             1,585,454
Electronic Data Systems                       90,000                1,818,000
Total                                                               5,264,502

Electronics (4.0%)
Micron Technology                            112,100(b)             1,504,382
Natl Semiconductor                            70,450(b)             2,274,831
Solectron                                    301,700(b)             1,764,945
Xerox                                        123,000(b)             1,261,980
Total                                                               6,806,138

Energy (5.4%)
Amerada Hess                                  10,350                  518,535
Kerr-McGee                                    36,550                1,631,592
Pioneer Natural Resources                    109,200(b)             2,780,232
Suncor Energy                                125,800(c)             2,333,590
Sunoco                                        37,200                1,496,184
Unocal                                        23,000                  724,960
Total                                                               9,485,093

Energy equipment & services (3.8%)
GlobalSantaFe                                114,700                2,747,065
McDermott Intl                               125,300(b)               715,463
Transocean                                   150,400(b)             3,008,000
Total                                                               6,470,528

Financial services (4.2%)
Capital One Financial                         54,600                3,114,384
Countrywide Financial                         30,950                2,422,766
Metris Companies                             412,300                1,698,676
Total                                                               7,235,826

Food (2.8%)
Archer-Daniels-Midland                       145,600                1,908,816
Tyson Foods Cl A                             199,000                2,811,870
Total                                                               4,720,686

Furniture & appliances (3.1%)
Black & Decker                                30,200                1,224,610
Stanley Works                                 50,000                1,476,000
Whirlpool                                     37,600                2,548,152
Total                                                               5,248,762

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Health care services (5.1%)
Humana                                        47,200(b)              $851,960
PacifiCare Health Systems                    141,900(b)             6,924,720
Tenet Healthcare                              72,500(b)             1,049,800
Total                                                               8,826,480

Home building (1.2%)
Cavco Inds                                       416(b)                 8,944
Centex                                         8,300                  646,404
D.R. Horton                                   23,400                  765,180
Lennar                                         8,300                  645,657
Lennar Cl B                                      870                   65,233
Total                                                               2,131,418

Industrial transportation (0.9%)
Norfolk Southern                              82,500                1,526,250

Insurance (10.9%)
ACE                                          108,400(c)             3,585,872
Aon                                           56,500                1,178,025
Everest Re Group                              29,100(c)             2,187,156
Jefferson-Pilot                               18,600                  825,468
Lincoln Natl                                  33,450                1,183,461
Loews                                         63,100                2,547,347
St. Paul Companies                            65,200                2,414,356
Torchmark                                     36,600                1,487,424
UnumProvident                                 58,000                  856,660
Willis Group Holdings                         81,700(c)             2,512,275
Total                                                              18,778,044

Leisure time & entertainment (3.4%)
Hasbro                                       102,900                1,922,172
Royal Caribbean Cruises                       82,200                2,310,642
Starwood Hotels
  & Resorts Worldwide                         45,900                1,597,320
Total                                                               5,830,134

Machinery (2.8%)
Deere & Co                                    18,400                  980,904
Ingersoll-Rand Cl A                           71,100(c)             3,799,584
Total                                                               4,780,488

Media (1.9%)
D & B                                         25,800(b)             1,071,732
Donnelley (RR) & Sons                         90,500                2,250,735
Total                                                               3,322,467

Metals (1.9%)
Phelps Dodge                                  68,100(b)             3,187,080

Multi-industry (7.6%)
Cooper Inds Cl A                              44,000                2,113,320
Crane                                         44,300                1,037,063
Diebold                                       46,200                2,340,030
Dover                                         19,300                  682,641
Monsanto                                      64,300                1,539,342
Pitney Bowes                                  31,050                1,189,836
Textron                                       39,425                1,555,316
YORK Intl                                     78,700                2,722,233
Total                                                              13,179,781

Paper & packaging (1.0%)
Abitibi-Consolidated                         112,050(c)               784,350
Bowater                                       20,800                  874,848
Total                                                               1,659,198

Real estate investment trust (2.5%)
Boston Properties                             19,300                  838,971
Crescent Real Estate Equities                235,900                3,420,550
Total                                                               4,259,521

Retail -- general (4.2%)
Federated Dept Stores                         25,800                1,081,020
GameStop                                      62,500(b)               993,750
May Dept Stores                               27,000                  665,010
Penney (JC)                                   92,100                1,968,177
RadioShack                                    29,400                  835,254
Toys "R" Us                                  136,400(b)             1,640,892
Total                                                               7,184,103

Retail -- grocery (0.9%)
SUPERVALU                                     64,750                1,544,935

Telecom equipment & services (1.4%)
Corning                                       94,200(b)               887,364
Lucent Technologies                          517,900(b)             1,118,664
Tellabs                                       57,500(b)               390,425
Total                                                               2,396,453

Textiles & apparel (1.8%)
Liz Claiborne                                 46,450                1,581,623
VF                                            37,300                1,451,343
Total                                                               3,032,966

Utilities -- electric (2.0%)
Energy East                                   71,700                1,608,231
Public Service Enterprise Group               43,000                1,806,000
Total                                                               3,414,231

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Utilities -- natural gas (1.7%)
El Paso                                      129,200                 $943,160
NiSource                                      94,800                1,894,104
Total                                                               2,837,264

Utilities -- telephone (1.4%)
CenturyTel                                    72,600                2,460,414

Total common stocks
(Cost: $155,533,542)                                             $168,010,298

Preferred stock (0.2%)
Issuer                                        Shares                  Value(a)

Xerox
  6.25% Cv                                     2,560                 $261,990

Total preferred stock
(Cost: $256,000)                                                     $261,990

Short-term securities (8.0%)
Issuer                Annualized             Amount                 Value(a)
                     yield on date         payable at
                      of purchase           maturity

U.S. government agencies (6.7%)
Federal Home Loan Mtge Corp Disc Nts
   12-04-03              1.06%            $2,500,000               $2,495,378
   12-04-03              1.08              2,000,000                1,996,302
   12-18-03              1.06              6,200,000                6,186,031
Federal Natl Mtge Assn Disc Nt
   11-05-03              1.07                800,000                  799,224
Total                                                              11,476,935

Commercial paper (1.3%)
Abbey Natl North America
   10-01-03              1.13              2,200,000                2,199,931

Total short-term securities
(Cost: $13,676,466)                                               $13,676,866

Total investments in securities
(Cost: $169,466,008)(d)                                          $181,949,154

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 9.8% of net assets.

(d) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $171,095,580 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $18,746,459
     Unrealized depreciation                                       (7,892,885)
                                                                   ----------
     Net unrealized appreciation                                  $10,853,574
                                                                  -----------

--------------------------------------------------------------------------------
10   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mid Cap Value Fund

Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $169,466,008)                                                                            $181,949,154
Capital shares receivable                                                                                         272,659
Dividends and accrued interest receivable                                                                         241,921
                                                                                                                  -------
Total assets                                                                                                  182,463,734
                                                                                                              -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                  59,840
Capital shares payable                                                                                             16,149
Payable for investment securities purchased                                                                     6,226,015
Payable upon return of securities loaned (Note 5)                                                               4,850,000
Accrued investment management services fee                                                                          3,306
Accrued distribution fee                                                                                            2,424
Accrued transfer agency fee                                                                                         1,545
Accrued administrative services fee                                                                                   236
Other accrued expenses                                                                                             52,862
                                                                                                                   ------
Total liabilities                                                                                              11,212,377
                                                                                                               ----------
Net assets applicable to outstanding capital stock                                                           $171,251,357
                                                                                                             ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    328,526
Additional paid-in capital                                                                                    165,036,954
Undistributed net investment income                                                                               276,654
Accumulated net realized gain (loss) (Note 7)                                                                  (6,873,945)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                          12,483,168
                                                                                                               ----------
Total -- representing net assets applicable to outstanding capital stock                                     $171,251,357
                                                                                                             ============
Net assets applicable to outstanding shares:               Class A                                           $111,056,815
                                                           Class B                                           $ 57,302,622
                                                           Class C                                           $  2,832,237
                                                           Class Y                                           $     59,683
Net asset value per share of outstanding capital stock:    Class A shares              21,242,380            $       5.23
                                                           Class B shares              11,052,646            $       5.18
                                                           Class C shares                 546,174            $       5.19
                                                           Class Y shares                  11,372            $       5.25
                                                                                           ------            ------------
* Including securities on loan, at value (Note 5)                                                            $  4,421,950
                                                                                                             ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Mid Cap Value Fund

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                                                    $  2,372,338
Interest                                                                                                           50,753
Fee income from securities lending (Note 5)                                                                         9,308
   Less foreign taxes withheld                                                                                     (7,007)
                                                                                                                   ------
Total income                                                                                                    2,425,392
                                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                                                755,866
Distribution fee
   Class A                                                                                                        187,598
   Class B                                                                                                        410,837
   Class C                                                                                                         21,518
Transfer agency fee                                                                                               402,589
Incremental transfer agency fee
   Class A                                                                                                         27,137
   Class B                                                                                                         27,318
   Class C                                                                                                          1,732
Service fee -- Class Y                                                                                                 16
Administrative services fees and expenses                                                                          58,931
Compensation of board members                                                                                       7,916
Custodian fees                                                                                                     19,254
Printing and postage                                                                                               69,241
Registration fees                                                                                                  42,517
Audit fees                                                                                                         17,000
Other                                                                                                               3,623
                                                                                                                    -----
Total expenses                                                                                                  2,053,093
   Expenses waived/reimbursed by AEFC (Note 2)                                                                    (92,393)
                                                                                                                  -------
                                                                                                                1,960,700
   Earnings credits on cash balances (Note 2)                                                                      (3,679)
                                                                                                                   ------
Total net expenses                                                                                              1,957,021
                                                                                                                ---------
Investment income (loss) -- net                                                                                   468,371
                                                                                                                  -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                              (1,484,948)
   Foreign currency transactions                                                                                      (77)
                                                                                                                      ---
Net realized gain (loss) on investments                                                                        (1,485,025)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                          33,232,344
                                                                                                               ----------
Net gain (loss) on investments and foreign currencies                                                          31,747,319
                                                                                                               ----------
Net increase (decrease) in net assets resulting from operations                                               $32,215,690
                                                                                                              ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Mid Cap Value Fund
                                                                                                            For the period from
                                                                                   Sept. 30, 2003            Feb. 14, 2002* to
                                                                                     Year ended               Sept. 30, 2002
Operations and distributions
Investment income (loss) -- net                                                      $    468,371            $    218,746
Net realized gain (loss) on investments                                                (1,485,025)             (5,453,250)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  33,232,344             (20,788,999)
                                                                                       ----------             -----------
Net increase (decrease) in net assets resulting from operations                        32,215,690             (26,023,503)
                                                                                       ----------             -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (343,253)                     --
     Class B                                                                              (36,322)                     --
     Class C                                                                               (2,658)                     --
     Class Y                                                                                  (42)                     --
                                                                                       ----------             -----------
Total distributions                                                                      (382,275)                     --
                                                                                       ----------             -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             54,120,072              77,548,658
   Class B shares                                                                      26,983,279              43,818,485
   Class C shares                                                                       1,268,115               2,273,755
   Class Y shares                                                                          46,500                  20,000
Reinvestment of distributions at net asset value
   Class A shares                                                                         340,860                      --
   Class B shares                                                                          35,962                      --
   Class C shares                                                                           2,320                      --
Payments for redemptions
   Class A shares                                                                     (17,747,829)             (9,243,287)
   Class B shares (Note 2)                                                            (10,827,884)             (4,352,732)
   Class C shares (Note 2)                                                               (656,992)               (213,501)
   Class Y shares                                                                          (4,516)                (10,620)
                                                                                           ------                 -------
Increase (decrease) in net assets from capital share transactions                      53,559,887             109,840,758
                                                                                       ----------             -----------
Total increase (decrease) in net assets                                                85,393,302              83,817,255
Net assets at beginning of period (Note 1)                                             85,858,055               2,040,800**
                                                                                       ----------               ---------
Net assets at end of period                                                          $171,251,357            $ 85,858,055
                                                                                     ============            ============
Undistributed net investment income                                                  $    276,654            $    249,635
                                                                                     ------------            ------------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $40,800 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Mid Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mid-cap companies. On Feb. 7, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
14   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
15   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $59,077 and accumulated net realized loss has been decreased by $59,077.

--------------------------------------------------------------------------------
16   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                             For the period from
                                           Sept. 30, 2003      Feb. 14, 2002*
                                             Year ended       to Sept. 30, 2002
Class A
Distributions paid from:
   Ordinary income                           $343,253               $--
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                             36,322                --
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                              2,658                --
   Long-term capital gain                          --                --
Class Y
Distributions paid from:
   Ordinary income                                 42                --
   Long-term capital gain                          --                --

* When shares became publicly available.

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $    67,717
Accumulated long-term gain (loss)                           $(5,035,436)
Unrealized appreciation (depreciation)                      $10,853,596

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.70% to 0.58% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retraining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $72,172 for the year ended Sept. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

--------------------------------------------------------------------------------
18   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $613,066 for Class A, $40,788 for Class B and $1,439 for Class C for the year ended Sept. 30, 2003.

For the year ended Sept. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.38% for Class A, 2.14% for Class B, 2.15% for Class C and 1.17% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2004. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.22% for Class Y of the Fund's average daily net assets.

During the year ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $3,679 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $98,590,341 and $41,372,298, respectively, for the year ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $23,417 for the year ended Sept. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          Year ended Sept. 30, 2003
                                             Class A       Class B       Class C    Class Y
Sold                                       11,731,576     5,950,325      284,842     9,372
Issued for reinvested distributions            80,964         8,562          552        --
Redeemed                                   (4,068,066)   (2,456,683)    (148,828)   (1,215)
                                           ----------    ----------     --------    ------
Net increase (decrease)                     7,744,474     3,502,204      136,566     8,157
                                            ---------     ---------      -------     -----

                                                      Feb. 14, 2002* to Sept. 30, 2002
                                             Class A       Class B       Class C    Class Y
Sold                                       15,066,310     8,511,681      452,717     3,615
Issued for reinvested distributions                --            --           --        --
Redeemed                                   (1,962,404)     (963,239)     (45,109)   (2,400)
                                           ----------      --------      -------    ------
Net increase (decrease)                    13,103,906     7,548,442      407,608     1,215
                                           ----------     ---------      -------     -----

* When shares became publicly available.

--------------------------------------------------------------------------------
19   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $4,421,950 were on loan to brokers. For collateral, the Fund received $4,850,000 in cash. Income from securities lending amounted to $9,308 for the year ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,035,436 as of Sept. 30, 2003, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $4.01            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .02               .01
Net gains (losses) (both realized and unrealized)                     1.22             (1.10)
Total from investment operations                                      1.24             (1.09)
Less distributions:
Dividends from net investment income                                  (.02)               --
Net asset value, end of period                                       $5.23            $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                               $111               $54
Ratio of expenses to average daily net assets(c),(e)                 1.38%             1.38%(d)
Ratio of net investment income (loss) to average daily net assets     .67%              .86%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     31.11%           (21.37%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $3.99            $ 5.10
Income from investment operations:
Net gains (losses) (both realized and unrealized)                     1.19             (1.11)
Net asset value, end of period                                       $5.18            $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                $57               $30
Ratio of expenses to average daily net assets(c),(f)                 2.14%             2.15%(d)
Ratio of net investment income (loss) to average daily net assets    (.09%)             .10%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     29.95%           (21.76%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $3.99            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .01                --
Net gains (losses) (both realized and unrealized)                     1.20             (1.11)
Total from investment operations                                      1.21             (1.11)
Less distributions:
Dividends from net investment income                                  (.01)               --
Net asset value, end of period                                       $5.19            $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                 $3                $2
Ratio of expenses to average daily net assets(c),(g)                 2.15%             2.15%(d)
Ratio of net investment income (loss) to average daily net assets    (.09%)             .12%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     30.25%           (21.76%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $4.01            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .03               .01
Net gains (losses) (both realized and unrealized)                     1.23             (1.10)
Total from investment operations                                      1.26             (1.09)
Less distributions:
Dividends from net investment income                                  (.02)               --
Net asset value, end of period                                       $5.25            $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                                $--               $--
Ratio of expenses to average daily net assets(c),(h)                 1.17%             1.18%(d)
Ratio of net investment income (loss) to average daily net assets     .85%              .94%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     31.57%           (21.37%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.96% for the periods ended Sept. 30, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.27% and 1.78% for the periods ended Sept. 30, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Mid Cap Value Fund (a series of AXP Investment Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended September 30, 2003 and for the period from February 14, 2002 (when shares became publicly available) to September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mid Cap Value Fund as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
25   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Mid Cap Value Fund
Fiscal year ended Sept. 30, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                              0.00%

     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 19, 2002                                                         $0.02229

Class B
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                              0.00%

     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 19, 2002                                                         $0.00417

Class C
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                              0.00%

     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 19, 2002                                                         $0.00578

Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                              0.00%

     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 19, 2002                                                         $0.02091

--------------------------------------------------------------------------------
26   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Arne H. Carlson                   Board member  since   Chair, Board Services
901 S. Marquette Ave.             1999                  Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
--------------------------------- --------------------- ---------------------------------- --------------------------
Philip J. Carroll, Jr.            Board member  since   Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.             2002                  Corporation (engineering and       Vulcan Materials
Minneapolis, MN 55402                                   construction) since 1998           Company, Inc.
Age 65                                                                                     (construction
                                                                                           materials/chemicals)
--------------------------------- --------------------- ---------------------------------- --------------------------
Livio D. DeSimone                 Board member  since   Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East            2001                  Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------
Heinz F. Hutter*                  Board member  since   Retired President and Chief
901 S. Marquette Ave.             1994                  Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
--------------------------------- --------------------- ---------------------------------- --------------------------
Anne P. Jones                     Board member  since   Attorney and Consultant
901 S. Marquette Ave.             1985
Minneapolis, MN 55402
Age 68
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen R. Lewis, Jr.**           Board member  since   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.             2002                  of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan G. Quasha                    Board member  since   President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.             2002                  Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
--------------------------------- --------------------- ---------------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan K. Simpson                   Board member  since   Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                1997                  Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- --------------------- ---------------------------------- --------------------------
Alison Taunton-Rigby              Board member since    President, Forester Biotech
901 S. Marquette Ave.             2002                  since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Barbara H. Fraser                 Board member since    Executive Vice President -  AEFA
1546 AXP Financial Center         2002                  Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen W. Roszell                Board member since    Senior Vice President -
50238 AXP Financial Center        2002, Vice            Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- --------------------- ---------------------------------- --------------------------
William F. Truscott               Board member  since   Senior Vice President - Chief
53600 AXP Financial Center        2001,  Vice           Investment Officer of AEFC since
Minneapolis, MN 55474             President  since      2001. Former Chief Investment
Age 42                            2002                  Officer and Managing Director,
                                                        Zurich Scudder Investments
--------------------------------- --------------------- ---------------------------------- --------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held  with    Principal occupation during past   Other directorships
                                 Fund and length of     five years
                                 service
-------------------------------- ---------------------- ---------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer since 2002   Vice President - Investment
50005 AXP Financial Center                              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Paula R. Meyer 596               President since 2002   Senior Vice President and
AXP Financial Center                                    General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Leslie L. Ogg                    Vice President,        President of Board Services
901 S. Marquette Ave.            General Counsel, and   Corporation
Minneapolis, MN 55402            Secretary  since 1978
Age 65
-------------------------------- ---------------------- ---------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
29   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Mutual

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      8

Investments in Securities                                             9

Financial Statements (Portfolio)                                     23

Notes to Financial Statements (Portfolio)                            26

Independent Auditors' Report (Portfolio)                             30

Financial Statements (Fund)                                          31

Notes to Financial Statements (Fund)                                 34

Independent Auditors' Report (Fund)                                  42

Federal Income Tax Information                                       43

Board Members and Officers                                           45

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Fund Snapshot AS OF SEPT. 30, 2003

PORTFOLIO MANAGERS

Portfolio manager                                        Bob Ewing, CFA
Since                                                              4/02
Years in industry                                                    15

Portfolio manager                                      Tom Murphy, CFA*
Since                                                              2/03
Years in industry                                                    17

* The fixed income portion of the portfolio is managed by a team of portfolio managers led by Tom Murphy.

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates
A: 4/16/40      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INMUX        B: IDMBX        C: --           Y: IDMYX

Total net assets                                         $1.561 billion

Number of holdings                                                  491

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

Equities
         STYLE
VALUE    BLEND    GROWTH
  X                        LARGE
                           MEDIUM
                           SMALL
Bonds
         DURATION
SHORT    INT.     LONG
          X         X      HIGH
          X         X      MEDIUM
                           LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 24.6%
Mortgage-backed securities 13.8%
Consumer discretionary 8.8%
U.S. Government obligations & agencies 8.4%
Short-term securities 8.1%
Energy 6.0%
Industrials 5.6%
Consumer staples 5.1%
Telecommunications 4.4%
Health Care 4.3%
Materials 4.0%
Technology 3.7%
Utilities 2.9%
Foreign government bonds 0.2%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Finance companies)                                         3.0%
Bank of America (Banks and savings & loans)                           1.5
ChevronTexaco (Energy)                                                1.4
Exxon Mobil (Energy)                                                  1.4
U.S. Treasury Bonds
   5.38% 2031
(U.S. government obligations & agencies)                              1.3
ConocoPhillips (Energy)                                               1.3
Altria Group (Beverages & tobacco)                                    1.1
U.S. Treasury Bonds
   6.25% 2023
(U.S. government obligations & agencies)                              1.1
U.S. Bancorp (Banks and savings & loans)                              1.0
Wells Fargo (Banks and savings & loans)                               1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Below, Bob Ewing and Tom Murphy, AXP Mutual's portfolio managers, discuss the Fund's positioning and results during fiscal year 2003. Tom Murphy began leading a team that manages the fixed-income portion of the portfolio in February 2003. Bob Ewing manages the equity portion of the Fund.

Q:   How did AXP Mutual perform for the  12 months ended Sept. 30, 2003?

A: AXP Mutual gained 16.80% (Class A shares excluding sales charge) for the 12 months ended Sept. 30, 2003, slightly underperforming the 17.19% advance of the Lipper Balanced Funds Index, representing the Fund's peer group. The unmanaged Standard & Poor's 500 Index increased 24.40% and the unmanaged Lehman Brothers Aggregate Bond Index (the Index) rose 5.41% over the same period.

Q: What factors most significantly affected performance during the annual period?

A: The Fund maintained a conservative stance throughout the fiscal year, positioning the portfolio to benefit if the financial markets were to question the sustainability of the economic recovery. The markets, in fact, were biased toward a stronger economic scenario, favoring higher risk equity and fixed income sectors. For example, on the equity side, investors embraced industrials, information technology and other cyclical stocks. However, the Fund had higher-than-index positions in several defensive sectors, such as consumer staples and health care. The Fund also had lower-than-index positions in the relatively strongly performing financials sector. The Fund was further affected by its large-cap orientation during a period when small-cap and mid-cap stocks led the equity market rally.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2003

25%                        (bar 2)
                           +24.40%                   (bar 4)
20%      (bar 1)                                     +17.19%
         +16.80%
15%

10%                                       (bar 3)
                                          +5.41%
 5%

 0%

(bar 1)  AXP Mutual Class A (excluding sales charge)
(bar 2)  S&P 500 Index (unmanaged)
(bar 3)  Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 4)  Lipper Balanced Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund maintained a conservative stance throughout the fiscal year, positioning the portfolio to benefit if the financial markets were to question the sustainability of the economic recovery.(end callout quote)

     At the same time, stock selection remained key to strong positive absolute returns. The biggest contributors to Fund performance during the 12 months were InterActive Corp., National Semiconductor, Network Associates and EchoStar Communications in information technology, Cendant and McDonald's in consumer discretionary, MBNA Corp. and Capital One in credit, and Wyeth in health care. Of course, there were disappointments. TXU Corp. and Transocean in energy and utilities, HCA Inc. and Schering-Plough in health care, and Freddie Mac in credit each detracted from Fund performance during the annual period.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                              Class A                    Class B                     Class C                   Class Y
(Inception dates)            (4/16/40)                  (3/20/95)                   (6/26/00)                 (3/20/95)
                        NAV(1)      POP(2)        NAV(1)    After CDSC(3)      NAV(1)    After CDSC(4)  NAV(5)       POP(5)
1 year                 +16.80%     +10.09%       +15.89%      +11.89%         +15.82%      +15.82%     +16.85%      +16.85%
5 years                 -2.99%      -4.13%        -3.74%       -3.89%            N/A          N/A       -2.87%       -2.87%
10 years                +3.49%      +2.88%          N/A          N/A             N/A          N/A         N/A          N/A
Since inception           N/A         N/A         +2.85%       +2.85%          -9.16%       -9.16%      +3.78%       +3.78%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Questions & Answers

     On the fixed income side, the Fund held larger-than-index positions in corporate, mortgage- and asset-backed securities -- which outperformed U.S. Treasuries on a total return basis for the fiscal year. Still, the mortgage-backed sector was volatile, affected by higher prepayments, as low interest rates kept refinancing high. The asset-backed sector generally performed well, as the manufactured housing sub-sector reversed earlier underperformance. As last fiscal year's headlines about corporate earnings quality, ratings downgrades and high profile corporate bankruptcies moved off the front page and the market shifted its focus to geopolitical events and U.S. economic recovery, corporate bonds were the stellar performer over the 12 months ended Sept. 30, 2003. The difference in U.S. corporate bond yields over U.S. Treasuries tightened significantly from historically wide levels. The Fund also benefited from its exposure to high yield bonds.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The Fund maintained its allocation of approximately 65% equities and 35% bonds throughout the fiscal year. This tilt toward equities was beneficial given that stocks outperformed bonds during the period.

     On the equity side, we maintained virtually the same sector weightings throughout, but to varying degrees. At the start of the period, the Fund had larger-than index positions in pharmaceuticals and energy. As the fiscal year progressed, we increased the Fund's position in consumer staples. At the end of the year, we held larger-than-index positions in the health care and industrial sectors. The Fund held smaller-than-index positions in the utilities, financial and consumer discretionary sectors at Sept. 30, 2003.

     In the bond component of the portfolio, we held smaller-than-index positions in U.S. Treasuries and agencies. During the fiscal year, we sought to add value through security selection and sector rotation. We also sought to upgrade the quality of the bond portion of the portfolio, as the yield spread differential between lower and higher quality securities grew fairly tight by the end of the annual period. At the same time, we sought to stay stylistically true to the Lehman Brothers Aggregate Bond Index in our portfolio construction.

--------------------------------------------------------------------------------
6   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Questions & Answers

Q:   How do you intend to manage the Fund in the coming months?

A: We believe that the economic recovery will likely develop into a sustainable one, with growth at a respectable but not vigorous pace. We also believe that the U.S. equity market will rise over the coming months, but that it may only appreciate modestly given current elevated valuations. Given this view, we intend to maintain our "value with reasonable growth prospects" style and our conservative posture, seeking buying opportunities on a stock by stock basis. In evaluating individual stocks, we use four criteria. First, the stock should have a fundamentally appealing story, a driver for growth. Second, we want to know the stock on an in-depth basis, using intensive and extensive research by our team of analysts to gain what we like to call an information advantage. Third, the stock must be attractive from a classic value perspective. And fourth, we seek to identify an investment catalyst -- why are we buying this stock? Looking ahead, we continue to see stocks that meet these criteria in the consumer staples and health care sectors, particularly in the pharmaceuticals industry. We also intend to continue to look to exploit market inconsistencies. For example, if the global economy is going to recover as quickly as the market seems to be discounting, energy stocks should do very well. To date, they have been left behind. Thus, we may look to add to the Fund's position in energy stocks.

     On the fixed income side, we believe that the Federal Reserve Board is unlikely to adjust short-term interest rates in the near future, especially given its mid-September statement that it believed its accommodative stance of monetary policy "can be maintained for a considerable period." Our strategy is to continue to focus on selecting corporate, mortgage- and asset-backed securities offering the best relative value at the maximum yield possible.

--------------------------------------------------------------------------------
7   --   AXP MUTUAL   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Mutual Class A shares (from 10/1/93 to 9/30/03) as compared to the performance of three widely cited performance indices, S&P 500 Index, Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                               IN AXP MUTUAL FUND

$40,000
               (dotted line) S&P 500 Index(1)
$30,000        (dashed line) Lehman Brothers Aggregate Bond Index(2)
               (long dashed line) Lipper Balanced Funds Index(3)
$20,000        (solid line) AXP Mutual Class A

$10,000
        '93   '94    '95    '96   '97    '98   '99    '00    '01   '02   '03

(solid line) AXP Mutual Class A $13,284
(dotted line) S&P 500 Index(1) $26,050
(dashed line) Lehman Brothers Aggregate Bond Index(2) $19,525
(long dashed line) Lipper Flexible Portfolio Funds Index(3) $20,735

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Sept. 30, 2003

1 year                                                               +10.09%
5 years                                                               -4.13%
10 years                                                              +2.88%

            Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Investments in Securities

Balanced Portfolio

Sept. 30, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (60.4%)

Issuer                                        Shares               Value(a)

Aerospace & defense (1.9%)
Boeing                                      140,100                 $4,809,633
General Dynamics                             36,000                  2,810,160
Lockheed Martin                             197,000                  9,091,550
Northrop Grumman                             98,500                  8,492,670
United Technologies                          65,000                  5,023,200
Total                                                               30,227,213

Airlines (--%)
Northwest Airlines Cl A                      70,000(b)                 679,000

Automotive & related (0.2%)
General Motors                               85,000                  3,479,050

Banks and savings & loans (7.6%)
Bank of America                             304,500                 23,763,180
Bank of New York                            300,000                  8,733,000
Bank One                                    165,000                  6,377,250
Commerce Bancorp                             60,000                  2,874,600
FleetBoston Financial                       311,100                  9,379,665
Golden West Financial                        45,000                  4,027,950
Mellon Financial                            206,200                  6,214,868
PNC Financial Services Group                149,000                  7,089,420
U.S. Bancorp                                674,200                 16,174,058
Wachovia                                    222,000                  9,144,180
Washington Mutual                           180,000                  7,086,600
Wells Fargo                                 310,600                 15,995,900
Total                                                              116,860,671

Beverages & tobacco (2.6%)
Altria Group                                398,100                 17,436,780
Coca-Cola                                   228,000                  9,794,880
Pepsi Bottling Group                        200,000                  4,116,000
PepsiCo                                     203,100                  9,308,073
Total                                                               40,655,733

Broker dealers (2.7%)
J.P. Morgan Chase                           465,500                 15,980,615
Merrill Lynch & Co                          230,100                 12,317,253
Morgan Stanley                              261,100                 13,175,106
Total                                                               41,472,974

Building materials & construction (0.6%)
American Standard                            38,600(b)               3,252,050
Masco                                       127,000                  3,108,960
Temple-Inland                                65,000                  3,155,750
Total                                                                9,516,760

Cable (1.5%)
Comcast Cl A                                177,457(b)               5,479,872
Comcast Special Cl A                        204,800(b)               6,049,792
EchoStar Communications Cl A                115,000(b)               4,401,050
NTL                                         161,800(b)               7,624,016
Total                                                               23,554,730

Cellular telecommunications (0.2%)
Vodafone Group ADR                          127,700(c)               2,585,925

Chemicals (1.5%)
Dow Chemical                                374,800                 12,195,992
du Pont (EI) de Nemours                     114,500                  4,581,145
Eastman Chemical                             57,600                  1,929,600
Lyondell Chemical                           240,000(m)               3,067,200
RPM Intl                                    157,000                  2,050,420
Total                                                               23,824,357

Computer hardware (1.6%)
Apple Computer                              224,100(b)               4,623,183
Cisco Systems                                50,200(b)                 980,908
Dell                                        128,100(b)               4,277,259
Hewlett-Packard                             674,000                 13,048,640
Sun Microsystems                            781,000(b)               2,585,110
Total                                                               25,515,100

Computer software & services (1.4%)
Affiliated Computer Services Cl A            82,700(b)               4,026,663
Cadence Design Systems                      218,400(b)               2,926,560
First Data                                   49,000                  1,958,040
Microsoft                                   438,200                 12,177,578
Total                                                               21,088,841

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Electronics (0.9%)
Micron Technology                           155,000(b)              $2,080,100
Natl Semiconductor                          140,000(b)               4,520,600
Solectron                                   261,500(b)               1,529,775
Teradyne                                    118,000(b)               2,194,800
Texas Instruments                           185,000                  4,218,000
Total                                                               14,543,275

Energy (4.8%)
Anadarko Petroleum                           57,000                  2,380,320
Burlington Resources                         97,200                  4,685,040
ChevronTexaco                               319,900                 22,856,855
ConocoPhillips                              370,000                 20,257,500
Exxon Mobil                                 618,600                 22,640,760
Total                                                               72,820,475

Energy equipment & services (1.1%)
Schlumberger                                110,000                  5,324,000
Transocean                                  300,000(b)               6,000,000
Weatherford Intl                            137,000(b)               5,175,860
Total                                                               16,499,860

Environmental services (0.2%)
Allied Waste Inds                           359,100(b)               3,878,280

Finance companies (3.1%)
Citigroup                                 1,049,100                 47,744,541

Financial services (2.9%)
Capital One Financial                       151,200                  8,624,448
Fannie Mae                                  178,000                 12,495,600
Freddie Mac                                 204,800                 10,721,280
MBNA                                        561,000                 12,790,800
Total                                                               44,632,128

Food (0.2%)
Kraft Foods Cl A                            121,400                  3,581,300

Furniture & appliances (0.1%)
Leggett & Platt                              85,000                  1,838,550

Health care products (3.4%)
Baxter Intl                                 275,000                  7,991,500
Bristol-Myers Squibb                        105,000                  2,694,300
Medco Health Solutions                       96,485(b)               2,501,856
Merck & Co                                  276,000                 13,971,120
Pfizer                                      284,800                  8,652,224
Schering-Plough                             610,900                  9,310,116
Wyeth                                       186,300                  8,588,430
Total                                                               53,709,546

Health care services (0.9%)
AmerisourceBergen                            25,000                  1,351,250
HCA                                          81,500                  3,004,090
Lincare Holdings                             67,000(b)               2,455,550
Select Medical                               94,900(b)               2,733,120
Tenet Healthcare                            351,900(b)               5,095,512
Total                                                               14,639,522

Household products (1.4%)
Clorox                                       50,000                  2,293,500
Kimberly-Clark                              172,200                  8,837,304
Procter & Gamble                            108,400                 10,061,688
Total                                                               21,192,492

Industrial transportation (0.3%)
Union Pacific                                84,800                  4,932,816

Insurance (3.8%)
ACE                                         136,500(c)               4,515,420
Allstate                                    369,400                 13,494,182
American Intl Group                         251,200                 14,494,239
Chubb                                       157,300                 10,205,624
CIGNA                                        64,300                  2,870,995
Hartford Financial Services Group            75,000                  3,947,250
Montpelier Re Holdings                       55,250(b,c)             1,665,788
Prudential Financial                        110,000                  4,109,600
Travelers Property Casualty Cl A            190,000                  3,017,200
Travelers Property Casualty Cl B            103,411                  1,642,167
Total                                                               59,962,465

Leisure time & entertainment (1.1%)
AOL Time Warner                             275,000(b)               4,155,250
Mattel                                      210,300                  3,987,288
Viacom Cl B                                 248,200                  9,506,060
Total                                                               17,648,598

Machinery (0.6%)
Caterpillar                                  64,200                  4,419,528
Illinois Tool Works                          48,000                  3,180,480
SPX                                          56,100(b)               2,540,208
Total                                                               10,140,216

Media (2.6%)
Cendant                                     407,200(b)               7,610,568
Disney (Walt)                               652,700                 13,164,959
InterActiveCorp                              74,600(b)               2,465,530
Liberty Media Cl A                          608,400(b)               6,065,748
McGraw-Hill Companies                        30,000                  1,863,900

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Media (cont.)
Reader's Digest Assn                        123,200                 $1,723,568
Scripps (EW) Cl A                            26,000                  2,212,600
Tribune                                     108,600                  4,984,740
Total                                                               40,091,613

Metals (0.6%)
Alcan                                        55,000(c)               2,104,300
Alcoa                                       135,000                  3,531,600
Phelps Dodge                                 70,000(b)               3,276,000
Total                                                                8,911,900

Multi-industry (1.7%)
Accenture Cl A                              117,750(b,c)             2,630,535
Dover                                       175,000                  6,189,750
General Electric                            345,000                 10,284,450
ITT Inds                                     30,000                  1,795,200
Tyco Intl                                   250,000(c)               5,107,500
Total                                                               26,007,435

Paper & packaging (1.0%)
Avery Dennison                              111,500                  5,632,980
Bowater                                      95,000                  3,995,700
Intl Paper                                   81,000                  3,160,620
Weyerhaeuser                                 43,200                  2,525,040
Total                                                               15,314,340

Real estate investment trust (0.6%)
Apartment Investment
  & Management Cl A                          60,000                  2,361,600
Equity Office Properties Trust              186,000                  5,120,580
Starwood Hotels
  & Resorts Worldwide                        62,000                  2,157,600
Total                                                                9,639,780

Restaurants (0.7%)
Brinker Intl                                129,000(b)               4,303,440
McDonald's                                  313,700                  7,384,498
Total                                                               11,687,938

Retail -- general (1.4%)
BJ's Wholesale Club                          95,000(b)               1,840,150
Circuit City Stores                         145,400                  1,385,662
Costco Wholesale                            100,000(b)               3,108,000
Dollar General                               50,900                  1,018,000
Home Depot                                  202,000                  6,433,700
Sonic Automotive                            130,000                  3,127,800
Staples                                      68,350(b)               1,623,313
Target                                      107,300(m)               4,037,699
Total                                                               22,574,324

Retail -- grocery (0.5%)
Kroger                                      293,000(b)               5,235,910
Safeway                                     128,000(b)               2,936,320
Total                                                                8,172,230

Telecom equipment & services (0.5%)
Motorola                                    224,900                  2,692,053
Nokia ADR                                   372,300(c,m)             5,807,880
Total                                                                8,499,933

Utilities -- electric (1.6%)
Dominion Resources                          133,800                  8,282,220
Exelon                                      120,000                  7,620,000
FirstEnergy                                 130,000                  4,147,000
FPL Group                                    24,500                  1,548,400
Pepco Holdings                              172,900                  2,987,712
Total                                                               24,585,332

Utilities -- telephone (2.6%)
BellSouth                                   409,400                  9,694,592
KT ADR                                      234,000(c)               4,663,620
SBC Communications                          497,200                 11,062,700
Verizon Communications                      454,200                 14,734,248
Total                                                               40,155,160

Total common stocks
(Cost: $930,466,993)                                              $942,864,403

Preferred stock (--%)

Intermedia Communications
  13.50% Pay-in-kind Series B                     1(l)                      $2

Total preferred stock

(Cost: $605)                                                                $2

Bonds (34.4%)

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Foreign government (0.2%)
United Mexican States
  (U.S. Dollar)
   01-16-13              6.38%           $3,190,000(c)              $3,349,500
   03-03-15              6.63               120,000(c)                 126,060
Total                                                                3,475,560

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

U.S. government obligations & agencies (8.7%)
Federal Home Loan Bank
   06-14-13              3.88%           $7,855,000                 $7,522,592
Federal Home Loan Mtge Corp
   08-15-06              2.75             3,080,000                  3,129,665
   12-20-07              3.53             8,700,000                  8,899,996
   07-15-13              4.50            13,200,000                 13,278,408
Federal Natl Mtge Assn
   07-26-07              4.32             6,300,000                  6,545,196
U.S. Treasury
   01-31-05              1.63            10,500,000                 10,566,444
   05-31-05              1.25             2,700,000                  2,697,894
   08-31-05              2.00             3,900,000                  3,942,046
   11-15-05              5.75               830,000                    903,014
   08-15-06              2.38             1,400,000                  1,419,414
   08-15-07              3.25             2,345,000                  2,421,304
   09-15-08              3.13             7,525,000                  7,629,643
   11-15-08              4.75             1,100,000                  1,198,184
   08-15-13              4.25             9,824,000                 10,068,028
   11-15-16              7.50               160,000                    208,863
   08-15-22              7.25             1,700,000                  2,201,832
   08-15-23              6.25            14,800,000                 17,301,540
   02-15-26              6.00            12,800,000                 14,590,502
   02-15-31              5.38            19,307,000                 20,718,823
Total                                                              135,243,388

Mortgage-backed securities (14.3%)(f)
Collateralized Mtge Obligation Trust
   12-20-14              9.95               506,963                    508,410
Federal Home Loan Mtge Corp
   07-01-07              6.50                   324                        326
   07-01-08              6.75                50,439                     50,700
   06-01-09              5.50               853,649                    890,261
   01-01-11              6.50             2,648,730                  2,794,655
   09-27-12              3.61             1,070,000                  1,083,182
   05-01-17              6.00             2,938,005                  3,058,727
   07-01-17              6.00             2,709,771                  2,821,115
   07-01-17              7.00             4,009,815                  4,258,094
   12-01-17              5.50             2,532,389                  2,621,023
   05-01-18              5.50               994,798                  1,029,655
   08-01-18              5.00             1,245,387                  1,276,424
   10-01-18              5.00             2,900,000                  2,972,273
   04-01-32              6.00             1,922,707(k)               1,986,646
   04-01-32              7.00             5,564,327                  5,873,719
   06-01-32              7.00             2,757,048                  2,937,720
   07-01-32              7.00             5,138,571                  5,424,290
   04-01-33              6.00             6,014,417                  6,246,929
   05-01-33              5.50             1,985,585                  2,026,228
   06-01-33              5.50             3,083,658                  3,146,777
   09-01-33              4.56             1,600,000(j)               1,593,008
   10-01-33              5.00             1,807,000(k)               1,806,436
  Collateralized Mtge Obligation
   07-15-16              4.00             1,200,000(k)               1,209,938
   10-15-18              5.00             1,100,000                  1,149,501
   11-15-18              5.00             2,800,000                  2,925,874
   01-15-19              5.00             2,200,000                  2,298,313
   02-15-33              5.50             1,634,897                  1,744,075
   11-15-33              5.00             1,600,000(k)               1,667,813
   02-25-42              6.50             2,856,850                  3,038,974
  Interest Only
   02-15-14             14.30               800,000(g)                  82,280
   06-15-18             42.44               698,795(g)                  44,645
  Trust Series Z
   10-15-23              6.50                38,784(i)                  42,640
Federal Natl Mtge Assn
   11-01-12              4.79             4,790,000                  4,901,478
   01-01-13              4.78             1,515,000                  1,579,521
   01-01-13              4.92               510,689                    525,566
   02-01-13              4.83               907,819                    928,232
   06-01-13              4.54             2,095,474                  2,110,779
   06-01-13              4.85             1,375,366                  1,402,441
   10-01-13              4.50             2,000,000(k)               2,040,000
   02-01-14              7.50               147,467                    153,528
   03-01-17              6.50             2,670,178                  2,821,155
   09-01-17              6.00             6,008,151                  6,271,743
   02-01-18              5.50             1,882,622                  1,957,367
   03-01-18              5.50               981,736                  1,020,720
   04-01-18              5.50             1,964,710                  2,038,457
   07-01-18              4.50             2,970,728                  2,995,172
   08-01-18              5.50             1,975,200                  2,045,026
   10-01-18              4.50             2,175,000(k)               2,192,672
   10-01-18              5.00            10,230,000(k)              10,479,355
   07-01-23              5.00             1,434,302                  1,453,343
   07-01-23              5.50             2,473,683                  2,546,339
   08-30-23              5.50             1,900,000(k)               1,957,594
   09-01-23              5.50             2,485,444                  2,558,444
   06-01-24              9.00               798,130                    884,970
   08-01-25              7.50             1,704,864                  1,827,913
   07-01-28              5.50             1,433,367                  1,470,996
   07-01-30              8.50                 2,688                      2,897
   06-01-31              7.00             3,208,557                  3,427,973

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   03-01-32              7.50%             $802,115                   $856,000
   06-01-32              7.50             2,494,772                  2,662,259
   08-01-32              7.00             4,234,758                  4,504,224
   09-01-32              6.00             4,298,832                  4,440,311
   11-01-32              6.00             2,451,480                  2,530,047
   01-01-33              6.00             4,301,405                  4,456,878
   02-01-33              6.50             1,932,581                  2,014,511
   03-01-33              5.50             2,994,401                  3,061,685
   03-01-33              6.00             5,700,781                  5,897,705
   04-01-33              5.50            12,030,601                 12,304,195
   04-01-33              6.00             6,563,818                  6,799,611
   05-01-33              5.50             1,962,072                  2,005,375
   07-01-33              5.50             3,337,031                  3,406,442
   10-01-33              6.50               600,000(k)                 625,313
   11-01-33              5.00             4,500,000(k)               4,484,529
   11-01-33              6.50            14,000,000(k)              14,555,659
  Collateralized Mtge Obligation
   07-25-16              4.00             1,200,000(k)               1,206,328
   07-30-33              5.50             6,106,500                  6,470,505
   09-25-42              5.00               920,000                    948,117
  Interest Only
   12-25-12              3.55               800,000(g)                  58,986
Govt Natl Mtge Assn
   03-15-33              7.00               823,149                    875,506
   05-15-33              6.00             1,865,383                  1,939,221
   10-01-33              5.50             4,675,000(k)               4,791,875
  Collateralized Mtge Obligation
  Interest Only
   01-20-32              0.00             1,000,000(g)                 107,077
   08-20-32              0.00             3,281,472(g)                 599,420
Total                                                              221,806,111

Aerospace & defense (0.1%)
Alliant Techsystems
   05-15-11              8.50                50,000                     54,500
L-3 Communications
   06-15-12              7.63               250,000                    268,750
Lockheed Martin
   12-01-09              8.20               390,000                    482,837
Raytheon
   04-01-13              5.38               930,000                    958,230
TD Funding
  Sr Sub Nts
   07-15-11              8.38               125,000(d)                 134,063
Total                                                                1,898,380

Airlines (--%)
Northwest Airlines
   02-01-20              6.81               211,200                    172,764

Automotive & related (0.3%)
DaimlerChrysler North America Holding
   01-15-08              4.75               320,000                    327,293
   06-04-08              4.05             2,720,000                  2,697,941
Ford Motor
   02-01-29              6.38             1,480,000                  1,205,442

Total                                                                4,230,676

Banks and savings & loans (0.9%)
AmSouth Bank NA
  Sub Nts
   04-01-13              4.85             1,440,000                  1,463,746
Bank of America
   01-15-11              7.40               440,000                    522,562
  Sr Nts
   09-15-12              4.88             2,450,000                  2,497,674
Banknorth Group
  Sr Nts
   05-01-08              3.75               450,000                    455,810
Credit Suisse First Boston USA
   01-15-12              6.50               800,000                    897,903
Fifth Third Bank
   08-15-08              3.38               380,000                    383,606
Fleet National Bank
  Sub Nts
   01-15-09              5.75               360,000                    397,894
US Bank Natl Assn Minnesota
   08-01-11              6.38             1,080,000                  1,223,446
Wachovia
   08-15-08              3.50               770,000                    776,761
Washington Mutual
  Series 2003-AR10 ClA6
   10-25-33              4.11             1,900,000                  1,908,312
Washington Mutual Bank
  Sub Nts
   06-15-11              6.88             1,800,000                  2,062,702
Wells Fargo Bank NA
  Sub Nts
   02-01-11              6.45             1,500,000(m)               1,709,895
Total                                                               14,300,311

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Beverages & tobacco (0.2%)
Cott Beverages
   12-15-11              8.00%             $200,000                   $215,250
Diageo Capital
  (U.S. Dollar)
   11-19-07              3.50               950,000(c)                 967,022
   03-20-08              3.38             1,230,000(c)               1,240,295
Johnsondiversey Holdings
  (Zero coupon through 05-15-07,
  thereafter 10.67%)
   05-15-13             22.07                60,000(d,o)                41,700
Total                                                                2,464,267

Broker dealers (0.7%)
Goldman Sachs Group
   01-15-11              6.88               490,000                    563,424
   04-01-13              5.25               490,000                    506,268
   07-15-13              4.75               200,000                    198,086
LaBranche
  Sr Sub Nts
   03-02-07             12.00                85,000                     96,050
Lehman Brothers Holdings
   08-07-08              3.50               850,000                    851,760
Merrill Lynch
   11-15-07              4.00               690,000                    713,807
Morgan Stanley
   04-15-11              6.75             1,900,000                  2,170,782
   03-01-13              5.30               320,000                    330,438
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40              3.27             1,974,051                  1,930,658
  Series 2003-T11 Cl A2
   06-13-41              4.34             1,560,000                  1,607,010
Morgan Stanley, Dean Witter Capital 1
  Series 2002-IQ2 Cl A2
   12-15-35              5.16               240,000                    257,235
  Series 2002-IQ2 Cl A3
   12-15-35              5.52               440,000                    475,366
  Series 2002-TOP7 Cl A2
   01-15-39              5.98               830,000                    919,108
Total                                                               10,619,992

Building materials & construction (--%)
Koppers
   10-15-13              9.88                30,000(d,k)                31,252
Louisiana Pacific
  Sr Nts
   08-15-10              8.88               165,000                    191,813
Ryland Group
  Sr Nts
   06-01-08              5.38               310,000                    311,937
Total                                                                  535,002

Cable (0.4%)
Comcast
   03-15-11              5.50             4,610,000                  4,850,320
Comcast Cable Communications
   11-15-08              6.20               240,000                    265,228
Cox Communications
   10-01-12              7.13               240,000                    277,146
   06-01-13              4.63               290,000                    280,795
DirecTV Holdings/Finance
  Sr Nts
   03-15-13              8.38               100,000(d)                 112,750
Echostar
  Sr Nts
   10-01-08              5.75               225,000(d,k)               225,000
Mediacom LLC/Mediacom Capital
  Sr Nts
   01-15-13              9.50                75,000                     71,063
Rogers Cable
  (U.S. Dollar)
   06-15-13              6.25               275,000(c)                 274,656
Total                                                                6,356,958

Cellular telecommunications (0.1%)
AT&T Wireless Services
  Sr Nts
   03-01-11              7.88               260,000                    302,653
   03-01-31              8.75               900,000                  1,113,155
Nextel Communications
  Sr Nts
   08-01-15              7.38               170,000                    171,275
Total                                                                1,587,083

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer              Coupon                  Principal                  Value(a)
                      rate                   amount

Chemicals (0.1%)
Airgas
   10-01-11              9.13%             $150,000                   $166,500
Compass Minerals Group
   08-15-11             10.00               200,000                    222,000
Dow Chemical
   02-01-11              6.13               760,000                    811,669
MacDermid
   07-15-11              9.13               200,000                    221,000
Total                                                                1,421,169

Energy (0.4%)
Amerada Hess
   08-15-11              6.65             1,240,000                  1,358,279
Conoco Funding
  (U.S. Dollar)
   10-15-11              6.35             3,070,000(c)               3,469,158
Devon Financing
   09-30-11              6.88               470,000                    539,475
Gulfterra Energy Partner
  Sr Nts
   06-01-10              6.25               110,000(d)                 108,900
Newfield Exploration
  Sr Sub Nts
   08-15-12              8.38               250,000                    271,250
Tom Brown
   09-15-13              7.25                20,000                     20,700
Westport Resources
   11-01-11              8.25               200,000                    218,500
XTO Energy
  Sr Nts
   04-15-12              7.50               190,000                    211,375
   04-15-13              6.25               110,000                    113,575
Total                                                                6,311,212

Energy equipment & services (--%)
Grant Prideco Escrow
   12-15-09              9.00               150,000                    161,625
Key Energy Services
   03-01-08              8.38               160,000                    172,000
  Sr Nts
   05-01-13              6.38                90,000                     89,775
Offshore Logistics
   06-15-13              6.13                30,000                     28,650
Total                                                                  452,050

Finance companies (1.0%)
Citigroup
   01-18-11              6.50             2,160,000                  2,468,159
  Sub Nts
   10-01-10              7.25             4,890,000                  5,792,102
Ford Motor Credit
   10-01-13              7.00               630,000                    634,309
GMAC
   09-15-11              6.88             1,880,000                  1,951,446
   02-01-12              7.00             1,880,000                  1,957,358
Household Finance
   10-15-11              6.38             2,000,000                  2,223,684
Total                                                               15,027,058

Financial services (1.7%)
Bank of America
  First Union NB Commercial Mtge
  Series 2001-3 Cl A2
   04-11-37              5.46               580,000                    623,152
Bear Stearns
  Commercial Mtge Securities
  Series 2003-RWR2 Cl A4
   05-11-39              5.19             1,300,000                  1,353,317
  Series 2003-T10 Cl A1
   03-13-40              4.00             1,175,511                  1,185,902
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-09              4.46             3,452,413(d)               3,553,607
Capital One Bank
  Sr Nts
   02-01-06              6.88               250,000                    271,940
Chase Manhattan Bank-First Union Natl
  Series 1999-1 C1 A2
   08-15-31              7.44             2,060,000                  2,422,941
Citibank Credit Card Issuance Trust
  Series 2003-A5 Cl A5
   04-07-08              2.50             1,770,000                  1,784,514
  Series 2003-A6 Cl A6
   05-17-10              2.90             1,300,000                  1,271,257
Commercial Mtge Acceptance
  Series 1998-C1 C1 A2
   07-15-31              6.49             2,300,000                  2,595,738
General Electric Capital
   06-15-12              6.00               720,000                    789,206
Greenwich Capital Commercial Funding
  Series 2002-C1 Cl A4
   01-11-35              4.95               580,000                    596,970

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Financial services (cont.)
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12              5.25%             $840,000(c)                $874,855
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26              5.39             1,035,000                  1,112,039
  Series 2002-C2 Cl A4
   06-15-31              5.59               690,000                    744,092
  Series 2003-C3 Cl A2
   05-15-27              3.09             2,200,000                  2,174,950
MBNA Credit Card Master Note Trust
  Series 2003-A1 Cl A1
   07-15-10              3.30               825,000                    834,529
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08              2.61               350,000                    353,419
Residential Asset Securities
  Series 2002-KS1 Cl A14
   11-25-29              5.86             1,200,000                  1,249,236
SLM
   03-17-08              3.63             1,160,000                  1,175,080
TIAA Global Markets
   01-22-08              3.88             1,890,000(d)               1,946,813
Total                                                               26,913,557

Food (0.4%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11             10.75               100,000(c,d)               104,500
Cadbury Schweppes US Finance LLC
   10-01-13              5.13               550,000(d)                 559,977
Chiquita Brands Intl
  Sr Nts
   03-15-09             10.56               175,000                    192,938
Del Monte
  Sr Sub Nts
   12-15-12              8.63               125,000(d)                 136,250
General Mills
   02-15-07              5.13             1,000,000                  1,076,034
   02-15-12              6.00               150,000                    164,403
Kellogg
  Series B
   04-01-11              6.60             1,520,000                  1,730,139
Kraft Foods
   10-01-08              4.00             1,560,000                  1,574,602
   11-01-11              5.63               900,000                    952,083
Merisant
  Sr Sub Nts
   07-15-13              9.50               105,000(d)                 112,350
Total                                                                6,603,276

Health care products (--%)
Apogent Technologies
  Sr Sub Nts
   05-15-13              6.50                90,000(d)                  92,250
Kinetic Concepts
  Sr Sub Nts
   05-15-13              7.38                70,000(d)                  71,400
Total                                                                  163,650

Health care services (--%)
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13              8.00                65,000(d)                  68,738
Province Healthcare
  Sr Sub Nts
   06-01-13              7.50                50,000                     49,750
Total                                                                  118,488

Home building (0.1%)
D.R. Horton
   07-01-13              5.88               175,000                    161,875
Meritage
   06-01-11              9.75               155,000                    169,725
NVR
  Sr Nts
   06-15-10              5.00               500,000                    481,250
WCI Communities
  Sr Sub Nts
   10-01-13              7.88                30,000(d)                  30,038
Total                                                                  842,888

Industrial services (--%)
Allied Waste North America
  Series B
   01-01-09              7.88               120,000                    124,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer              Coupon                  Principal                Value(a)
                        rate                 amount

Industrial transportation (0.3%)
Burlington North Santa Fe
   12-15-05              6.38%              $920,000                $1,007,995
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11              6.38             1,170,000(c)               1,317,342
CSX
   03-15-11              6.75                880,000                 1,007,156
Interpool
   08-01-07              7.35                 30,000                    29,250
Union Pacific
   02-01-08              6.63                420,000                   474,062
   01-15-11              6.65                620,000                   705,770
   04-15-12              6.50                630,000                   713,964
Total                                                                5,255,539

Insurance (0.6%)
Allstate
  Sr Nts
   02-15-12              6.13                410,000                   449,358
ASIF Global Financing
   01-17-13              4.90              3,150,000(d)              3,198,353
Berkshire Hathaway
   10-15-13              4.63              1,240,000(d,k)            1,236,044
MassMutual Global Funding II
   07-15-08              2.55              1,200,000(d)              1,159,565
Met Life Global Funding I
   06-19-08              2.60              1,470,000(d)              1,417,786
New York Life Global Funding
   09-15-13              5.38              1,240,000(d)              1,298,503
Pacific Life
   09-15-33              6.60                270,000(d)                286,621
Total                                                                9,046,230

Leisure time & entertainment (0.4%)
AOL Time Warner
   05-01-12              6.88              2,980,000                 3,343,643
   05-01-32              7.70                590,000                   677,372
KSL Resorts
  Series 2003-1A Cl C
   05-15-13              2.04                500,000                   500,000
Viacom
   05-15-11              6.63              1,890,000                 2,161,563
Total                                                                6,682,578

Lodging & gaming (0.1%)
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09              9.25                125,000                   135,625
Coast Hotels & Casino
   04-01-09              9.50                 75,000                    80,063
Hilton Hotels
   12-01-12              7.63                 65,000                    71,500
MGM Mirage
  Sr Nts
   10-01-09              6.00                125,000                   125,469
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12              8.00                250,000                   269,999
Park Place Entertainment
  Sr Sub Nts
   05-15-11              8.13                150,000                   161,625
Total                                                                  844,281

Machinery (--%)
Joy Global
  Series B
   03-15-12              8.75                125,000                   137,813

Media (0.1%)
CanWest Media
  (U.S. Dollar) Sr Sub Nts
   05-15-11             10.63                175,000(c)                198,625
CBD Media/Finance
  Sr Sub Nts
   06-01-11              8.63                140,000(d)                147,350
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12              8.75                 50,000(c)                 54,500
Dex Media West/Finance
  Sr Nts
   08-15-10              8.50                 55,000(d)                 59,400
  Sr Sub Nts
   08-15-13              9.88                 50,000(d)                 56,063
Hollinger Intl Publishing
  Sr Nts
   12-15-10              9.00                115,000                   121,181
Lamar Media
   01-01-13              7.25                140,000(d)                146,300
Lin TV
  Sr Sub Nts
   05-15-13              6.50                100,000(d)                 97,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer              Coupon                  Principal                  Value(a)
                      rate                   amount

Media (cont.)
Morris Publishing
  Sr Sub Nts
   08-01-13              7.00%              $80,000(d)                 $80,900
Nexstar Finance LLC
   04-01-08             12.00                75,000                     84,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11             11.13                50,000(c)                  57,000
Radio One
  Series B
   07-01-11              8.88               300,000                    326,250
Salem Communication Holding
  Series B
   07-01-11              9.00                75,000                     80,719
Sinclair Broadcast Group
   03-15-12              8.00               125,000                    131,875
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13              7.63               175,000(c)                 183,750
Susquehanna Media
  Sr Sub Nts
   04-15-13              7.38                45,000                     46,575
Total                                                                1,871,738

Metals (--%)
Jorgensen Earle M.
   06-01-12              9.75                50,000                     53,250
Peabody Energy
  Series B
   03-15-13              6.88               200,000                    208,500
Total                                                                  261,750

Multi-industry (0.4%)
General Electric
   02-01-13              5.00             5,280,000                  5,412,897
SPX
  Sr Nts
   06-15-11              6.25               135,000                    133,988
Tyco Intl Group
  (U.S. Dollar)
   02-15-11              6.75               285,000(c)                 300,675
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08              6.25               150,000(c,d)               154,875
Total                                                                6,002,435

Paper & packaging (0.3%)
Ball
  Sr Nts
   12-15-12              6.88               125,000(d)                 129,375
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13              7.25               215,000(c,d)               219,300
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13             10.88                40,000(c,d)                44,000
Domtar
  (U.S. Dollar)
   10-15-11              7.88               170,000(c)                 202,627
Georgia Pacific
   02-01-10              8.88                50,000                     54,750
Graphic Packaging Intl
  Sr Nts
   08-15-11              8.50               100,000(d)                 108,500
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13              6.75               130,000(c,d)               132,600
Packaging Corp of America
   08-01-13              5.75               600,000(d)                 609,684
Stone Container
  Sr Nts
   07-01-12              8.38               115,000                    120,175
Weyerhaeuser
   03-15-07              6.13             1,990,000                  2,184,369
   03-15-12              6.75             1,120,000                  1,245,985
Total                                                                5,051,365

Retail -- general (--%)
Gap
   09-15-07              6.90               150,000                    161,250
Sonic Automotive
  Sr Sub Nts
   08-15-13              8.63                40,000(d)                  42,600
William Carter
  Series B
   08-15-11             10.88                65,000                     72,475
Total                                                                  276,325

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Telecom equipment & services (0.3%)
Qwest
   11-01-04              7.20%             $100,000                   $102,750
   03-15-12              8.88               200,000(d)                 221,000
Sprint Capital
   03-15-12              8.38             1,170,000                  1,380,106
Telus
  (U.S. Dollar)
   06-01-07              7.50             1,480,000(c)               1,664,225
Verizon Maryland
   03-01-12              6.13               800,000                    881,917
Vodafone Group
  (U.S. Dollar)
   02-15-10              7.75               140,000(c)                 169,082
Total                                                                4,419,080

Utilities -- electric (1.3%)
American Electric Power
  Sr Nts
   06-01-15              5.25               730,000                    715,001
Carolina Power & Light
  1st Mtge
   09-15-13              5.13             1,355,000                  1,388,384
Centerpoint Energy
   02-15-11              7.75               160,000                    180,355
Cincinnati Gas & Electric
   09-15-12              5.70               230,000                    246,236
Columbus Southern Power
   03-01-13              5.50               580,000(d)                 604,184
Commonwealth Edison
   02-01-08              3.70               990,000                  1,006,127
Consolidated Natural Gas
  Sr Nts
   04-15-11              6.85               240,000                    271,709
Consumers Energy
  1st Mtge
   04-15-08              4.25             3,770,000(d)               3,817,690
Dayton Power & Light
  1st Mtge
   10-01-13              5.13               930,000(d)                 939,542
Dominion Resources
  Sr Nts Series B
   06-30-12              6.25               550,000                    600,597
  Sr Nts Series F
   08-01-33              5.25               250,000                    250,199
DPL
  Sr Nts
   09-01-11              6.88               140,000                    144,380
Duke Energy
   01-15-12              6.25             1,110,000                  1,207,770
  1st Mtge
   03-05-08              3.75             1,810,000                  1,849,041
Exelon
  Sr Nts
   05-01-11              6.75               220,000                    248,565
FirstEnergy
  Series B
   11-15-11              6.45               790,000                    817,990
Florida Power
  1st Mtge
   03-01-13              4.80             1,060,000                  1,068,480
FPL Group Capital
   04-11-06              3.25               290,000                    295,493
Indianapolis Power & Light
   07-01-13              6.30               390,000(d)                 402,788
IPALCO Enterprises
   11-14-08              8.38               500,000                    542,500
NiSource Finance
  Sr Nts
   03-01-13              6.15               570,000                    610,264
Northern States Power
  1st Mtge
   08-01-10              4.75               420,000                    434,494
Northern States Power - Minnesota
  1st Mtge Series B
   08-29-12              8.00               470,000                    578,413
Ohio Power
  Sr Nts
   02-15-13              5.50               160,000(d)                 166,644
PG&E
   07-15-08              6.88               125,000(d)                 132,274
PSI Energy
  Sr Nts
   09-15-13              5.00               360,000                    363,845
Public Service Co. of Colorado
   10-01-08              4.38             1,365,000                  1,415,927
Tampa Electric
   08-15-07              5.38               140,000                    147,487
   08-15-12              6.38               230,000                    244,950
Teco Energy
  Sr Nts
   06-15-10              7.50                80,000                     81,000
Total                                                               20,772,329

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Utilities -- natural gas (0.1%)
ANR Pipeline
   03-15-10              8.88%             $210,000                   $224,700
El Paso Production Holding
   06-01-13              7.75               135,000(d)                 128,925
NiSource Finance
   07-15-14              5.40               260,000                    262,878
Northwest Pipeline
   03-01-10              8.13                30,000                     32,550
Panhandle Eastern Pipeline
   08-15-08              4.80               380,000(d)                 392,593
Southern Natural Gas
   03-15-10              8.88               250,000                    267,500
Texas Eastern Transmission
  Sr Nts
   07-15-07              5.25               510,000                    545,623
Transcontinental Gas Pipeline
  Series B
   08-15-11              7.00               250,000                    256,563
Total                                                                2,111,332

Utilities -- telephone (0.9%)
AT&T
  Sr Nts
   11-15-06              7.00             1,130,000(h)               1,273,259
British Telecom
  (U.S. Dollar)
   12-15-10              8.38             1,820,000(c)               2,239,372
Citizens Communications
   05-15-06              8.50               530,000                    608,205
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10              8.50               625,000(c)                 764,514
   07-22-13              5.25             1,180,000(c)               1,197,676
France Telecom
  (U.S. Dollar)
   03-01-11              9.00               670,000(c)                 818,416
SBC Communications
   03-15-11              6.25               850,000                    949,516
Verizon New England
  Sr Nts
   09-15-11              6.50             2,060,000                  2,316,161
Verizon Pennsylvania Cl A
   11-15-11              5.65             3,725,000                  3,975,991
Total                                                               14,143,110

Total bonds
(Cost: $531,867,131)                                              $537,544,245

Short-term securities (8.4%)(n)

Issuer               Annualized              Amount                    Value(a)
                    yield on date          payable at
                     of purchase            maturity

U.S. government agency (3.7%)
Federal Natl Mtge Assn Disc Nts
   10-08-03              0.99%          $10,000,000                 $9,997,824
   10-15-03              1.00            15,900,000                 15,893,447
   11-12-03              1.07            14,700,000                 14,682,974
   11-19-03              1.05            17,900,000                 17,875,894
Total                                                               58,450,139

Commercial paper (4.7%)
AEGON Funding
   11-25-03              1.08             5,000,000(e)               4,991,678
Bank of Ireland
   10-20-03              1.06            16,900,000(e)              16,890,048
BASF
   11-24-03              1.06             9,300,000(e)               9,284,797
Charta
   11-18-03              1.08            10,000,000(e)               9,985,572
CRC Funding
   10-10-03              1.04             6,800,000(e)               6,797,932
ING US Funding
   10-02-03              1.03            15,900,000                 15,899,048
Nordea North America
   10-21-03              1.04             8,400,000                  8,394,806
Total                                                               72,243,881

Total short-term securities
(Cost: $130,693,991)                                              $130,694,020

Total investments in securities
(Cost: $1,593,028,720)(p)                                       $1,611,102,670

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 2003, the value of foreign securities represented 3.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Sept. 30, 2003.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2003.

(i) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2003.

(k) At Sept. 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $49,939,445.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                      Notional amount
     Purchase contracts
     Eurodollar, Sept. 2007, 90-day                            $26,000,000

     Sale contracts
     U.S. Treasury Notes, Dec. 2003, 10-year                    27,900,000
     U.S. Treasury Bonds, Dec. 2003, 20-year                     8,000,000

--------------------------------------------------------------------------------
21   --   AXP MUTUAL   --   2003 ANNUAL REPORT

(n) At Sept. 30, 2003, cash or short-term securities were designated to cover open call options on futures written as follows (see Note 5 to the financial statements):

     Issuer                                            Notional       Exercise         Expiration      Value(a)
                                                        amount          price             date

     U.S. Treasury Notes Dec. 2003, 10-year           $5,700,000        $110            Nov. 2003     $281,437

     At Sept. 30, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 5 to the financial statements):

     Issuer                                            Notional       Exercise         Expiration      Value(a)
                                                        amount          price             date

     U.S. Treasury Notes Dec. 2003, 10-year           $5,700,000        $110            Nov. 2003      $18,703

(o) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(p) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $1,615,021,971 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 58,002,057
     Unrealized depreciation                                      (61,921,358)
                                                                  -----------
     Net unrealized depreciation                                 $ (3,919,301)
                                                                 ------------

--------------------------------------------------------------------------------
22   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Balanced Portfolio

Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,593,028,720)                                             $1,611,102,670
Cash in bank on demand deposit                                                          42,611
Dividends and accrued interest receivable                                            5,553,217
Receivable for investment securities sold                                           44,403,196
U.S. government securities held as collateral (Note 6)                               2,322,749
                                                                                     ---------
Total assets                                                                     1,663,424,443
                                                                                 -------------
Liabilities
Payable for investment securities purchased                                         81,492,690
Payable upon return of securities loaned (Note 6)                                   20,677,749
Accrued investment management services fee                                              22,359
Other accrued expenses                                                                  56,904
Options contracts written, at value (premiums received $161,638) (Note 5)              300,140
                                                                                       -------
Total liabilities                                                                  102,549,842
                                                                                   -----------
Net assets                                                                      $1,560,874,601
                                                                                ==============
* Including securities on loan, at value (Note 6)                                   20,877,900
                                                                                    ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statement of operations
Balanced Portfolio

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                         $ 22,084,684
Interest                                                                            25,637,094
Fee income from securities lending (Note 6)                                             88,129
   Less foreign taxes withheld                                                         (16,346)
                                                                                       -------
Total income                                                                        47,793,561
                                                                                    ----------
Expenses (Note 2):
Investment management services fee                                                   7,434,993
Compensation of board members                                                           12,666
Custodian fees                                                                         165,316
Audit fees                                                                              33,750
Other                                                                                   45,714
                                                                                        ------
Total expenses                                                                       7,692,439
                                                                                     ---------
Investment income (loss) -- net                                                     40,101,122
                                                                                    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (84,669,218)
   Foreign currency transactions                                                      (885,513)
   Futures contracts                                                                (1,011,806)
   Options contracts written (Note 5)                                                  504,554
                                                                                       -------
Net realized gain (loss) on investments                                            (86,061,983)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              296,080,432
                                                                                   -----------
Net gain (loss) on investments and foreign currencies                              210,018,449
                                                                                   -----------
Net increase (decrease) in net assets resulting from operations                   $250,119,571
                                                                                  ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statements of changes in net assets
Balanced Portfolio

Year ended Sept. 30,                                                               2003                   2002
Operations
Investment income (loss) -- net                                             $   40,101,122           $   57,200,897
Net realized gain (loss) on investments                                        (86,061,983)            (300,692,268)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          296,080,432               23,921,313
                                                                               -----------               ----------
Net increase (decrease) in net assets resulting from operations                250,119,571             (219,570,058)
                                                                               -----------             ------------
Proceeds from contributions                                                     26,114,230               20,505,319
Fair value of withdrawals                                                     (305,835,948)            (573,732,782)
                                                                              ------------             ------------
Net contributions (withdrawals) from partners                                 (279,721,718)            (553,227,463)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                        (29,602,147)            (772,797,521)
Net assets at beginning of year                                              1,590,476,748            2,363,274,269
                                                                             -------------            -------------
Net assets at end of year                                                   $1,560,874,601           $1,590,476,748
                                                                            ==============           ==============

See accompanying notes to financial statements.

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25   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

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26   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Sept. 30, 2003, the Portfolio has entered into outstanding when-issued securities of $47,953,369 and other forward-commitments of $1,986,076.

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27   --   AXP MUTUAL   --   2003 ANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $759,313 for the year ended Sept. 30, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

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28   --   AXP MUTUAL   --   2003 ANNUAL REPORT

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,951,070,308 and $2,192,979,887, respectively, for the year ended Sept. 30, 2003. For the same period, the portfolio turnover rate was 130%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $82,086 for the year ended Sept. 30, 2003.

4. INTEREST RATE FUTURES CONTRACTS

As of Sept. 30, 2003, investments in securities included securities valued at $1,495,155 that were pledged as collateral to cover initial margin deposits on 104 open purchase contracts and 359 open sale contracts. The notional market value of the open purchase contracts as of Sept. 30, 2003 was $24,735,100 with a net unrealized loss of $161,616. The notional market value of the open sale contracts as of Sept. 30, 2003 was $40,952,875 with a net unrealized loss of $2,060,811. See "Summary of significant accounting policies."

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                       Year ended Sept. 30, 2003
                                   Puts                      Calls
                           Contracts    Premiums      Contracts     Premiums
Balance Sept. 30, 2002         --      $      --          --     $        --
Opened                      1,674        813,636       2,196       1,588,143
Closed                     (1,288)      (722,742)     (2,001)     (1,468,594)
Expired                      (329)       (38,575)       (138)        (10,230)
                             ----        -------        ----         -------
Balance Sept. 30, 2003         57      $  52,319          57     $   109,319
                               --      ---------          --     -----------

See "Summary of significant accounting policies."

6. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $20,877,900 were on loan to brokers. For collateral, the Portfolio received $18,355,000 in cash and U.S. government securities valued at $2,322,749. As of Sept. 30, 2003, due to fluctuating market conditions, the Portfolio was undercollateralized. However, on Oct. 2, 2003 the Portfolio returned to an adequately collateralized position. Income from securities lending amounted to $88,129 for the year ended Sept. 30, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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29   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of September 30, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

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30   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual

Sept. 30, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $1,560,800,815
Capital shares receivable                                                                                    42,193
                                                                                                             ------
Total assets                                                                                          1,560,843,008
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       49,311
Accrued distribution fee                                                                                     11,604
Accrued service fee                                                                                             811
Accrued transfer agency fee                                                                                   6,638
Accrued administrative services fee                                                                           1,638
Other accrued expenses                                                                                      126,800
                                                                                                            -------
Total liabilities                                                                                           196,802
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $1,560,646,206
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,844,681
Additional paid-in capital                                                                            2,516,077,712
Undistributed net investment income                                                                       1,462,661
Accumulated net realized gain (loss) (Note 5)                                                          (974,451,140)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    15,712,292
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,560,646,206
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,124,545,046
                                                            Class B                                  $  138,734,531
                                                            Class C                                  $    2,256,065
                                                            Class Y                                  $  295,110,564
Net asset value per share of outstanding capital stock:     Class A shares        132,833,749        $         8.47
                                                            Class B shares         16,501,515        $         8.41
                                                            Class C shares            268,226        $         8.41
                                                            Class Y shares         34,864,626        $         8.46
                                                                                   ----------        --------------

See accompanying notes to financial statements.

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31   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statement of operations
AXP Mutual

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                                              $ 22,083,716
Interest                                                                                                 25,637,098
Fee income from securities lending                                                                           88,125
   Less foreign taxes withheld                                                                              (16,345)
                                                                                                            -------
Total income                                                                                             47,792,594
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         7,692,105
Distribution fee
     Class A                                                                                              2,797,117
     Class B                                                                                              1,474,654
     Class C                                                                                                 15,519
Transfer agency fee                                                                                       2,800,722
Incremental transfer agency fee
     Class A                                                                                                178,349
     Class B                                                                                                 62,264
     Class C                                                                                                    874
Service fee -- Class Y                                                                                      304,416
Administrative services fees and expenses                                                                   610,513
Compensation of board members                                                                                10,116
Printing and postage                                                                                        257,178
Registration fees                                                                                            31,517
Audit fees                                                                                                   11,250
Other                                                                                                        27,204
                                                                                                             ------
Total expenses                                                                                           16,273,798
     Earnings credits on cash balances (Note 2)                                                             (27,024)
                                                                                                            -------
Total net expenses                                                                                       16,246,774
                                                                                                         ----------
Investment income (loss) -- net                                                                          31,545,820
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                              (84,667,105)
     Foreign currency transactions                                                                         (885,471)
     Futures contracts                                                                                   (1,011,816)
     Options contracts written                                                                              504,532
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (86,059,860)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                 296,069,151
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   210,009,291
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $241,555,111
                                                                                                       ============

See accompanying notes to financial statements.

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32   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Mutual

Year ended Sept. 30,                                                               2003                    2002
Operations and distributions
Investment income (loss) -- net                                             $   31,545,820           $   45,688,720
Net realized gain (loss) on investments                                        (86,059,860)            (300,682,742)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          296,069,151               23,922,823
                                                                               -----------               ----------
Net increase (decrease) in net assets resulting from operations                241,555,111             (231,071,199)
                                                                               -----------             ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (22,804,278)             (32,422,458)
      Class B                                                                   (1,917,449)              (3,047,577)
      Class C                                                                      (21,692)                 (17,319)
      Class Y                                                                   (6,767,675)             (10,414,578)
                                                                                ----------              -----------
Total distributions                                                            (31,511,094)             (45,901,932)
                                                                               -----------              -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                      56,500,339               39,739,775
   Class B shares                                                               19,617,389               16,853,226
   Class C shares                                                                1,309,114                  673,006
   Class Y shares                                                               42,071,669               87,158,694
Reinvestment of distributions at net asset value
   Class A shares                                                               19,638,641               27,940,950
   Class B shares                                                                1,865,857                2,961,693
   Class C shares                                                                   21,132                   16,781
   Class Y shares                                                                6,767,675               10,414,578
Payments for redemptions
   Class A shares                                                             (215,409,333)            (353,495,170)
   Class B shares (Note 2)                                                     (55,168,808)             (75,005,654)
   Class C shares (Note 2)                                                        (316,743)                (540,291)
   Class Y shares                                                             (116,332,292)            (252,602,000)
                                                                              ------------             ------------
Increase (decrease) in net assets from capital share transactions             (239,435,360)            (495,884,412)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                        (29,391,343)            (772,857,543)
Net assets at beginning of year                                              1,590,037,549            2,362,895,092
                                                                             -------------            -------------
Net assets at end of year                                                   $1,560,646,206           $1,590,037,549
                                                                            ==============           ==============
Undistributed net investment income                                         $    1,462,661           $    1,661,965
                                                                            --------------           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Mutual

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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34   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $234,030 and accumulated net realized loss has been decreased by $234,030.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                           2003              2002
Class A
Distributions paid from:
      Ordinary income                      $22,804,278      $32,422,458
      Long-term capital gain                        --               --
Class B
Distributions paid from:
      Ordinary income                        1,917,449        3,047,577
      Long-term capital gain                        --               --
Class C
Distributions paid from:
      Ordinary income                           21,692           17,319
      Long-term capital gain                        --               --
Class Y
Distributions paid from:
      Ordinary income                        6,767,675       10,414,578
      Long-term capital gain                        --               --

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $   1,446,749
Accumulated long-term gain (loss)                         $(950,487,981)
Unrealized appreciation (depreciation)                    $  (8,234,955)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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35   --   AXP MUTUAL   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

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36   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $630,165 for Class A, $120,119 for Class B and $188 for Class C for the year ended Sept. 30, 2003.

During the year ended Sept. 30, 2003, the Fund's transfer agency fees were reduced by $27,024 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           Year ended Sept. 30, 2003
                                            Class A         Class B        Class C       Class Y
Sold                                       6,888,786        2,450,014      162,551      5,304,721
Issued for reinvested distributions        2,414,258          231,802        2,597        833,077
Redeemed                                 (27,141,778)      (6,875,246)     (39,704)   (14,838,668)
                                         -----------       ----------      -------    -----------
Net increase (decrease)                  (17,838,734)      (4,193,430)     125,444     (8,700,870)
                                         -----------       ----------      -------     ----------

                                                           Year ended Sept. 30, 2002
                                            Class A         Class B        Class C       Class Y
Sold                                       4,542,080        1,934,879       78,218      9,872,732
Issued for reinvested distributions        3,253,029          347,170        1,988      1,209,675
Redeemed                                 (40,453,702)      (8,710,136)     (61,883)   (28,423,389)
                                         -----------       ----------      -------    -----------
Net increase (decrease)                  (32,658,593)      (6,428,087)      18,323    (17,340,982)
                                         -----------       ----------       ------    -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $950,487,981 as of Sept. 30, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
37   --   AXP MUTUAL   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.40    $ 8.71     $12.21   $12.94    $13.29
Income from investment operations:
Net investment income (loss)                                                 .17       .20        .21      .32       .37
Net gains (losses) (both realized and unrealized)                           1.07     (1.31)     (3.49)     .17      1.15
Total from investment operations                                            1.24     (1.11)     (3.28)     .49      1.52
Less distributions:
Dividends from net investment income                                        (.17)     (.20)      (.22)    (.31)     (.36)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.17)     (.20)      (.22)   (1.22)    (1.87)
Net asset value, end of period                                             $8.47    $ 7.40     $ 8.71   $12.21    $12.94

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,125    $1,115     $1,597   $2,628    $3,101
Ratio of expenses to average daily net assets(c)                            .99%      .93%       .87%     .88%      .83%
Ratio of net investment income (loss) to average daily net assets          2.05%     2.19%      1.96%    2.51%     2.68%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           16.80%   (13.05%)   (27.04%)   3.78%    11.72%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
38   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.35    $ 8.65     $12.12   $12.86    $13.21
Income from investment operations:
Net investment income (loss)                                                 .10       .14        .13      .22       .27
Net gains (losses) (both realized and unrealized)                           1.06     (1.31)     (3.46)     .16      1.15
Total from investment operations                                            1.16     (1.17)     (3.33)     .38      1.42
Less distributions:
Dividends from net investment income                                        (.10)     (.13)      (.14)    (.21)     (.26)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.10)     (.13)      (.14)   (1.12)    (1.77)
Net asset value, end of period                                             $8.41    $ 7.35     $ 8.65   $12.12    $12.86

Ratios/supplemental data
Net assets, end of period (in millions)                                     $139      $152       $235     $403      $459
Ratio of expenses to average daily net assets(c)                           1.77%     1.71%      1.64%    1.64%     1.53%
Ratio of net investment income (loss) to average daily net assets          1.28%     1.41%      1.19%    1.75%     1.98%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           15.89%   (13.72%)   (27.62%)   2.93%    10.93%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
39   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001    2000(b)
Net asset value, beginning of period                                       $7.36    $ 8.67     $12.16   $12.09
Income from investment operations:
Net investment income (loss)                                                 .11       .13        .14      .08
Net gains (losses) (both realized and unrealized)                           1.05     (1.31)     (3.48)     .05
Total from investment operations                                            1.16     (1.18)     (3.34)     .13
Less distributions:
Dividends from net investment income                                        (.11)     (.13)      (.15)    (.06)
Net asset value, end of period                                             $8.41    $ 7.36     $ 8.67   $12.16

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2        $1         $1      $--
Ratio of expenses to average daily net assets(c)                           1.79%     1.73%      1.64%    1.64%(d)
Ratio of net investment income (loss) to average daily net assets          1.21%     1.43%      1.20%    1.34%(d)
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%
Total return(e)                                                           15.82%   (13.76%)   (27.58%)   1.05%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
40   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.40    $ 8.71     $12.21   $12.95    $13.29
Income from investment operations:
Net investment income (loss)                                                 .18       .21        .23      .34       .38
Net gains (losses) (both realized and unrealized)                           1.06     (1.31)     (3.49)     .16      1.16
Total from investment operations                                            1.24     (1.10)     (3.26)     .50      1.54
Less distributions:
Dividends from net investment income                                        (.18)     (.21)      (.24)    (.33)     (.37)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.18)     (.21)      (.24)   (1.24)    (1.88)
Net asset value, end of period                                             $8.46    $ 7.40     $ 8.71   $12.21    $12.95

Ratios/supplemental data
Net assets, end of period (in millions)                                     $295      $322       $530     $982    $1,145
Ratio of expenses to average daily net assets(c)                            .83%      .77%       .71%     .72%      .73%
Ratio of net investment income (loss) to average daily net assets          2.22%     2.33%      2.12%    2.67%     2.79%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           16.85%   (12.90%)   (26.91%)   3.87%    11.90%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
41   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Mutual (a series of AXP Investment Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003, and the financial highlights for each of the years in the five-year period ended September 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mutual as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
42   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Mutual
Fiscal year ended Sept. 30, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                             69.67%

     Dividends Received Deduction for corporations                      64.67%

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.05214
March 21, 2003                                                         0.03837
June 20, 2003                                                          0.03890
Sept. 19, 2003                                                         0.03580
Total distributions                                                   $0.16521

Class B
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                             69.67%

     Dividends Received Deduction for corporations                      64.67%

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.03696
March 21, 2003                                                         0.02312
June 20, 2003                                                          0.02330
Sept. 19, 2003                                                         0.01960
Total distributions                                                   $0.10298

--------------------------------------------------------------------------------
43   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Class C
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                             69.67%

     Dividends Received Deduction for corporations                      64.67%

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.03806
March 21, 2003                                                         0.02545
June 20, 2003                                                          0.02454
Sept. 19, 2003                                                         0.02140
Total distributions                                                   $0.10945

Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                             69.67%

     Dividends Received Deduction for corporations                      64.67%

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.05544
March 21, 2003                                                         0.04160
June 20, 2003                                                          0.04229
Sept. 19, 2003                                                         0.03935
Total distributions                                                   $0.17868

--------------------------------------------------------------------------------
44   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Arne H. Carlson                   Board member  since   Chair, Board Services
901 S. Marquette Ave.             1999                  Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
--------------------------------- --------------------- ---------------------------------- --------------------------
Philip J. Carroll, Jr.            Board member  since   Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.             2002                  Corporation (engineering and       Vulcan Materials
Minneapolis, MN 55402                                   construction) since 1998           Company, Inc.
Age 65                                                                                     (construction
                                                                                           materials/chemicals)
--------------------------------- --------------------- ---------------------------------- --------------------------
Livio D. DeSimone                 Board member  since   Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East            2001                  Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------
Heinz F. Hutter*                  Board member  since   Retired President and Chief
901 S. Marquette Ave.             1994                  Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
--------------------------------- --------------------- ---------------------------------- --------------------------
Anne P. Jones                     Board member  since   Attorney and Consultant
901 S. Marquette Ave.             1985
Minneapolis, MN 55402
Age 68
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen R. Lewis, Jr.**           Board member  since   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.             2002                  of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan G. Quasha                    Board member  since   President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.             2002                  Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
--------------------------------- --------------------- ---------------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
45   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan K. Simpson                   Board member  since   Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                1997                  Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- --------------------- ---------------------------------- --------------------------
Alison Taunton-Rigby              Board member since    President, Forester Biotech
901 S. Marquette Ave.             2002                  since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Barbara H. Fraser                 Board member since    Executive Vice President -  AEFA
1546 AXP Financial Center         2002                  Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen W. Roszell                Board member since    Senior Vice President -
50238 AXP Financial Center        2002, Vice            Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- --------------------- ---------------------------------- --------------------------
William F. Truscott               Board member  since   Senior Vice President - Chief
53600 AXP Financial Center        2001,  Vice           Investment Officer of AEFC since
Minneapolis, MN 55474             President  since      2001. Former Chief Investment
Age 42                            2002                  Officer and Managing Director,
                                                        Zurich Scudder Investments
--------------------------------- --------------------- ---------------------------------- --------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
46   --   AXP MUTUAL   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held  with    Principal occupation during past   Other directorships
                                 Fund and length of     five years
                                 service
-------------------------------- ---------------------- ---------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer since 2002   Vice President - Investment
50005 AXP Financial Center                              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Paula R. Meyer 596               President since 2002   Senior Vice President and
AXP Financial Center                                    General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Leslie L. Ogg                    Vice President,        President of Board Services
901 S. Marquette Ave.            General Counsel, and   Corporation
Minneapolis, MN 55402            Secretary  since 1978
Age 65
-------------------------------- ---------------------- ---------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
47   --   AXP MUTUAL   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2003